UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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SMTC CORPORATION
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SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

June 5, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Tuesday, July 17, 2012 at 11 a.m., Eastern Daylight Time.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2012 Proxy Statement and Annual Report and vote online. All holders of exchangeable shares will continue to receive a copy of the Proxy Statement and Annual Report by mail. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the proposed amendments to the SMTC Corporation charter and bylaws, the proposed amendment and confirmation of SMTC Corporation’s tax benefits preservation plan and the proposed changes to our stock option plan.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the proxy card. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Alex Walker
Co-President and Co-Chief Executive Officer
SMTC Corporation

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

NOTICE OF 2012 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD JULY 17, 2012

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Tuesday, July 17, 2012 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect five directors to serve until the 2013 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2. To ratify the re-appointment of KPMG LLP as SMTC Corporation’s independent registered public accountants for the fiscal year ending December 30, 2012.

3. To ratify the increase of stock options available to be issued under the 2010 Incentive Plan.

4. To amend and restate the SMTC Corporation Tax Benefits Preservation Plan.

5. To amend the Bylaws and Certificate of Incorporation of the Corporation.

6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on May 25, 2012 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Claude Germain
Secretary

Markham, Ontario
June 5, 2012

SMTC CORPORATION
635 HOOD ROAD
MARKHAM, ONTARIO
CANADA L3R 4N6

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy to vote your shares at our 2012 Annual Meeting of Stockholders to be held on Tuesday, July 17, 2012 at 11:00 a.m., Eastern Daylight Time, at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2011” mean our fiscal period 2011, which began on January 3, 2011 and ended on January 1, 2012. We refer to the 2012 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by the Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On June 5, 2012, we mailed to our common stock shareholders of record as of the close of business on May 25, 2012 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who May Attend and Vote?

Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are collectively referred to as “Stockholders.” On the record date, 15,499,328 shares of our Common Stock were issued and outstanding.

At least ten days before the 2012 Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most SMTC Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•    Stockholder of Record—If your shares are registered directly in your name with SMTC’s Transfer Agent, Computershare Shareowner Services LLC (“Computershare”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

•    Beneficial Owner—If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How Do I Vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this proxy statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote.

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-866-540-5760 and following the instructions on the Notice;

•	By Internet—You can vote over the Internet at www.proxyvoting.com/smtx by following the instructions on the Notice; or

•
By Mail—If you received your proxy materials by mail or printed the proxy card posted at www.smtc.com/en/proxy, you can vote by mail by signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on July 16, 2012.

If you vote by proxy, you enable the individuals named by you in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way your shares will be voted even if you are unable to attend the Annual Meeting.

Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted FOR the proposals.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What Does the Board of Directors Recommend?

If you submit a proxy but do not indicate your voting instructions, your proxies will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote for each of the proposals outlined in the notice of the meeting.

What Vote Is Required For The Proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required with respect to the proposals.

•
For the election of directors, the five candidates receiving the greatest number of affirmative votes (a “plurality vote”) of the votes attached to shares of Common Stock and the Special Voting Share will be elected.

•	For each of the remaining proposals other than for the election of directors, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.

An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of KPMG LLP as SMTC’s independent registered public accounting firm for the fiscal year ending December 31, 2012. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained, other than Proposal Number 4 regarding approval of the tax benefits preservation plan and Proposal Number 5 regarding the approval of certain amendments to the Bylaws and Certificate of Incorporation of SMTC, for which broker non-votes will count as a vote “AGAINST” such proposal. Abstentions will not affect the outcome of the director election, but will have the effect of a vote “AGAINST” Proposals No. 2, 3, 4 and 5.

May I Change My Proxy?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The number of authorized directors on the Board is currently fixed at seven, with two vacancies which are expected to be filled in the near future. The Board is currently composed of the following directors: Clarke H. Bailey, David Sandberg, Anton Simunovic, Alex Walker and J. Randall Waterfield whose terms will expire upon the election and qualification of directors at the 2012 Annual Meeting of Stockholders. Claude Germain resigned his position on the Board of Directors upon his appointment as Co-Chief Executive Officer on June 20, 2011. Alex Walker resigned as Chair of the Board of Directors upon his appointment as Co-Chief Executive Officer on June 20, 2011.

The following table sets forth certain information with respect to each of the four nominees for election as a director of the Company. Each nominee was proposed for election by the Nominating and Governance Committee for consideration by the Board and proposal to the Shareholders. The ages shown are as at June 5, 2012, the date on which this proxy statement was first delivered to Shareholders.

Name and Place of Residence	Age	Office
Clarke H. Bailey New York, New York	58	Director, Chair and member of the Audit Committee (2)(3)

David Sandberg New York, New York	39	Director, Chair of the Board of Directors, Chair of the Nominating and Governance Committee (1)(3)

Anton Simunovic Westport, Connecticut	46	Director (3)

Alex Walker Stouffville, Ontario	46	Director

J. Randall Waterfield New York, New York	39	Director, Chair of the Compensation and Management Development Committee (1)(2)

(1)	Member of the Nominating and Governance Committee.
(2)	Member of the Compensation and Management Development Committee.
(3)	Member of the Audit Committee.

Clarke H. Bailey joined the Board in June 2011. Mr. Bailey is presently the Chairman and CEO of EDCI Holdings, Inc., a public manufacturing company. In addition to EDCI's Board, he serves as a Director on the Boards of Iron Mountain Corp. where he has served since 1998 and is currently Chairman of the Compensation Committee. Previously, Mr. Bailey served as the Chairman and CEO of Arcus, Inc. until 1998 and as Managing Director and Head of the Principal Investment Group at Oppenheimer & Co. until 1990. Mr. Bailey has also previously served as a Director on four other public company boards, five private company Boards, and three non-profit Boards of Trustees. The Board believes that his significant experience in manufacturing, finance and M&A, and serving on both public and private boards make him well qualified to serve as a director.

David Sandberg has served as a director since April 2009. Mr. Sandberg is currently the managing member, founder, and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, founded in March 2003 and co-manager and co-founder of Pinnacle Fund LLP, founded in 2008. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998-2002. Mr. Sandberg serves as the Chairman of Board of Asure Software, Inc., and as a director of EDCI, Inc. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Red Oak Partners LLC is SMTC’s largest shareholder holding 15.5% of the shares outstanding. The Board believes that his significant public company board of director experience, as well has his experience in finance and public company capital market transactions, make him well qualified to serve as a director.

Anton Simunovic has served as a director since July 2010. Mr. Simunovic is the Founder and CEO of ThreeJars.com, an educational subscription based web service. Prior to ThreeJars, Mr. Simunovic was an Executive Director of 180 Connect, Inc., and a Managing Director and Chief Investment Officer of Divine, Inc., where he managed a substantial team and portfolio of venture and buyout related investments. Mr. Simunovic also led the Internet Infrastructure and Enterprise Software investing group at GE Equity. Mr. Simunovic has served on the boards of over 20 public and private companies. He holds a Bachelor of Science in Mechanical Engineering from Queen’s University and a Master’s of Business Administration from Harvard. The Board believes that Mr. Simunovic’s experience in finance and operations and his extensive board of director experience make him qualified to serve as a director.

Alex Walker has served as a director since June 2008. Prior to joining SMTC as co-President and co-Chief Executive Officer, Mr. Walker was Managing Partner of Ecosystem, an engineering design-build firm dedicated to commercial energy efficiency and green/clean power generation projects. Mr. Walker was also Managing Partner of Rouge River Capital, a merchant bank specializing in investments in manufacturing and logistics companies. Prior to Rouge River Capital, Mr. Walker served as Managing Partner of Blackmore Partners Inc., a strategy and financial advisory firm. Mr. Walker has held various senior executive roles for private and public technology and manufacturing companies, such as Cube Route Inc., Abridean Inc., Divine Inc., GNC Inc., and Guernsey Bel. Mr. Walker has served on the boards of several companies. He received an MBA from the University of Chicago and a Mechanical Engineering Degree from Queen’s University. The Board believes that Mr. Walker’s experience as a senior level executive and experience serving as a director of other companies make him qualified to serve as a director.

J. Randall Waterfield joined the Board of Directors in April 2012. Mr. Waterfield is the Chairman of Waterfield Group, a diversified financial services holding company.  Mr. Waterfield is the Managing Director of Waterfield Asset Management, a registered investment advisor, and an owner and member of the Board of Directors of Cappello Waterfield & Co., an investment banking concern. Mr. Waterfield also currently serves on the Board of Directors of Waterfield Enterprises, LLC, TheRateReport.com, Asure Software, RF Industries, Waterfield Technologies, and the Culver Military Summer School Alumni Association. Previously, Mr. Waterfield was an equity research analyst at Goldman Sachs & Co.from 1996 through 1999, primarily responsible for institutional small capitalization growth portfolios.  Mr. Waterfield holds the Chartered Financial Analyst designation. The Board believes that Mr. Waterfield’s experience in finance and M&A make him well qualified to serve as a director.

Currently there are two vacant Board positions for which the Nominating and Governance Committee is actively interviewing new Board members. If these positions are filled prior to the annual general meeting, an amendment to the proxy will be filed.

REQUIRED VOTE

The five nominees receiving the highest number of affirmative votes of the votes attached to the common stock and the special voting share, voting together as a single class, will be elected directors of the Company.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2—RATIFICATION OF RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has approved the engagement of KPMG LLP (“KPMG”) as our independent registered public accountants for the fiscal year ending December 30, 2012. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG LLP and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at anytime during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders. We expect that representatives from KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Fees to the Company for professional services rendered by KPMG during 2010 and 2011 were as follows: Audit Fees: U.S. $363,000 for 2010 and U.S. $446,000 for 2011; Audit-Related Fees: none for 2010 and 2011; Tax Fees: U.S.$190,000 for 2010 and U.S.$137,000 for 2011, which were in connection with tax compliance and advisory matters; and All Other Fees: none for 2010 and 2011. In 2010 and 2011 KPMG was also engaged to provide transfer pricing services, which are included in the tax fees. Audit fees in 2011 included additional costs related to the acquisition of a subsidiary.

The Audit Committee has considered whether KPMG’s provision of non-audit services is compatible with its independence. In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the auditor. The provision of services by the auditor which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee.

REQUIRED VOTE

The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 30, 2012.

PROPOSAL NO. 3—RATIFICATION OF INCREASE OF STOCK OPTIONS AVAILABLE
TO BE ISSUED UNDER THE 2010 INCENTIVE PLAN

On January 3, 2012, the Board of Directors adopted, subject to approval by the stockholders, an amendment (“Amendment”), to the SMTC Corporation 2010 Incentive Plan (the “Incentive Plan” or “2010 Plan”). The Stockholders voted to adopt the Incentive Plan at the annual general meeting held in 2010.  The Amendment submitted for approval by the stockholders will increase the number of shares reserved for issuance under the Incentive Plan from 350,000 to 750,000.

Summary of the Incentive Plan.  The Incentive Plan, which became effective on July 28, 2010, is administered by the Compensation Committee and its delegates (“Administrator”).  The purpose of the Incentive Plan is to advance our interests and those of affiliated entities by providing for the grant to participants of stock-based and other incentive awards, all as more fully described in the Incentive Plan document filed with the SEC. The Incentive Plan replaced the Amended SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan (the “2000 Plan”), under which no additional awards may be granted after its expiration in July, 2010. If the Amendment is adopted, the Incentive Plan will provide for an aggregate maximum of 750,000 shares of common stock which may be delivered in satisfaction of awards. In the event of a stock dividend, stock split or combination of shares, including a reverse stock split, recapitalization or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Incentive Plan and to preserve the value of awards.  No Incentive Plan awards may be granted after the day immediately preceding the 10th anniversary of the Effective Date, but previously granted awards may continue in accordance with their terms.

The maximum number of shares that may be issued under the Incentive Plan represents approximately five percent (5%) of the total number of shares of our common stock outstanding on May 25, 2012, excluding treasury shares.

The following table gives information as of May 25, 2012 about our common stock that may be issued upon the exercise of options, warrants and rights under (i) the 2000 Plan, which was adopted by the Board of Directors and the stockholders of the Company in July of 2000, amended by the Board of Directors and the stockholders of the Company in April 2004 and May 2004, respectively and amended further by such parties in March 2007 and May 2007, respectively, and (ii) the 2010 Plan, which was adopted by the Board of Directors and the stockholders of the Company in July of 2010.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (1)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:	1,108,027	$2.89	98,000

Note:

(1)	No additional awards may be granted under the Amended 2000 Plan.

The Board of Directors has approved an increase in the number of shares available for grants under the 2010 Plan to 750,000 shares.

STOCKHOLDER APPROVAL OF INCENTIVE PLAN

A majority of the votes properly cast is necessary to approve the increase in the number of shares available to be issued under the Incentive Plan. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL NO. 4—AMENDMENT TO AND RATIFICATION OF THE TAX BENEFITS PRESERVATION PLAN

The Tax Benefits Preservation Plan approval proposal is an opportunity for stockholders to approve for a third year your Board of Directors’ decision to adopt a tax benefits preservation plan, dated June 7, 2010 (the “Plan”), between the Company and (the “Rights Agent”). The Board has approved amending the Plan to (i) extend the Plan from year to year renewal to a fixed term ending December 31, 2014 and (ii) eliminate the Board’s ability to extend the Plan on a year to year basis without stockholder approval.  A vote FOR the Proposal will constitute approval of the amendment to the Plan and provide for the continuation of the Plan, as amended, in accordance with its terms.

Background and Reasons for Proposal

The Company adopted the Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce our potential future federal income tax obligations. We have experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The following description of the terms of the Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A and is incorporated herein by reference.  You are urged to read carefully the Plan in its entirety as the discussion below is only a summary.

Description of the Plan

The Rights. The Board of Directors of the Company (the “Board”) adopted the Plan by declaring a dividend of one preferred stock purchase right (individually, a “Right” and, collectively, the “Rights”) payable upon each share of its common stock, $.01 par value per share (the “Common Stock”), and each Exchangeable Share of SMTC Manufacturing Corporation of Canada (the “Exchangeable Shares”). The Rights are intended to protect the Company’s tax benefits by deterring any person or group from acquiring 5% or more of the Company’s equity securities without the approval of the Board.

Exercisability of the Rights; Distribution Date. The Rights are not exercisable until the Distribution Date. The “Distribution Date” would occur, if ever, upon the later of (a) the earlier of (i) the close of business on the tenth business day following the earlier of (1) the first public announcement that a person or group other than certain exempt persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Company’s then outstanding Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder or (2) the date on which a majority of the Board has actual knowledge that an Acquiring Person has acquired beneficial ownership of 4.9 % or more of the outstanding shares of Common Stock (the date of said announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day following the commencement or announcement of an intention to make a tender offer or exchange offer that would result in a person or group, other than certain exempt persons, owning 4.9% or more of the Company’s then outstanding Common Stock, or (b) such later date as the Board may determine.

Each Right initially entitles the registered holder to purchase from the Company after the Distribution Date one one-hundredths of a share of a newly-created series of preferred stock of the Company (the “Preferred Stock”) at an exercise price to be established by the Board. In the event that any person actually becomes an Acquiring Person, then each holder of a Right (other than the Acquiring Person) would have the right to receive, upon exercise of the Right, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value of two times the exercise price of the Right, effectively substantially diluting the Acquiring Person.

The Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding common stock (an “Acquiring Person”) without our approval. Stockholders who owned 4.9 % or more of our outstanding common stock as of the close of business on June 8, 2010 did not trigger the Plan so long as they do not (i) acquire any additional shares of common stock or (ii) fall under 4.9% ownership of common stock and then re-acquire 4.9% or more of the common stock. The Plan does not exempt any future acquisitions of common stock by such persons. Any rights held by an Acquiring Person are null and void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Plan.

Exchange Option. The Board may, at its option, at any time after any person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. The Board, however, may not effect an exchange at any time after any person (other than (a) the Company, (b) any subsidiary of the Company, or (c) any employee benefit plan of the Company or any such subsidiary or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all affiliates of such person, becomes the beneficial owner of 50% or more of the Common Stock then outstanding. Immediately upon the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights will be to receive that number of shares of Common Stock equal to the number of such Rights held by the holder.

Transferability of Rights. Until the Distribution Date (or the earlier redemption or expiration of the Rights), the Common Stock certificates or the certificates representing the Exchangeable Shares, as the case may be, will evidence the Rights, and the transfer of the Common Stock certificates or the certificates representing the Exchangeable Shares will constitute a transfer of the Rights. After the Distribution Date (or the earlier redemption or expiration of the Rights), separate certificates evidencing the Rights would be mailed to holders of record of the Company’s Common Stock and to the holders of record of the Exchangeable Shares as of the close of business on the Distribution Date, and such separate Rights certificates alone would evidence the Rights.

Redemption. The Board of Directors, by a majority vote of disinterested directors, may redeem the Rights at a redemption price of $.001 per Right at any time before the earlier of the Distribution Date or the close of business on the Expiration Date described below. Immediately upon such redemption, the right to exercise the Rights will terminate, and the Rights holders will become entitled only to receive the redemption price.

Expiration Date of Rights.  Prior to the amendment, if not previously exercised or redeemed, the Rights expired on the earliest of (i) the Close of Business on the date one year from the date the Board has adopted this Plan; provided, however, that the Board may in its sole discretion extend this Plan for additional one-year periods if it determines that such extension is reasonably necessary to protect the NOLs and is in the best interests of the Company and its stockholders, (ii) the date of any redemption of the Rights, (iii) the date of any exchange of the Rights, (iv) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions, that the Board determines will provide protection for the Company’s NOLs similar to that provided by this Plan, (v) the repeal of Section 382 of the Internal Revenue Code or any successor statute, or any other change, if the Board determines that this Plan is no longer necessary for the preservation of tax benefits, or (vi) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.  The amendment amends the definition of Expiration Date by replacing the phrase “on the earliest of (i) the Close of Business on the date one year from the date the Board has adopted this Plan; provided, however, that the Board may in its sole discretion extend this Plan for additional one-year periods if it determines that such extension is reasonably necessary to protect the NOLs and is in the best interests of the Company and its stockholders, . . .” with the phrase “on the earliest of (i) the Close of Business on December 31, 2013; provided, however, that the Board may extend this Plan for additional one-year periods if it determines that such extension is reasonably necessary to protect the NOLs and is in the best interests of the Company and its stockholders and the stockholders approve such extension . . .”

If the amendment is approved, the Plan will have a fixed termination date (absent extension or modification by the stockholders) of December 31, 2013, and the Board will be unable to extend the Plan for additional one year periods unless such extensions are approved by the stockholders.

Anti-Dilution Adjustment. The exercise price, the redemption price, the exchange ratio and the number of shares of the Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution under certain circumstances.

No Stockholder Rights. A holder of Rights, as such, has no rights as a stockholder of the Company, including, without limitation, the right to vote or receive dividends.

Amendments. Any of the provisions of the Plan may be amended by the Board prior to the Distribution Date without the approval of any holders of the Rights. After the Distribution Date, the Board may amend the Plan to cure any ambiguity, defect or inconsistency to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person) or to shorten or lengthen any time period under the Plan. A majority vote of the disinterested members of the Board would be required to effect any amendment.

Tax Consequences. The Company believes that the issuance of Rights to holders with respect to its Common Stock should not be a taxable event for U.S. federal income tax purposes. The issuance of Rights to holders of Exchangeable Shares may be a taxable event for U.S. and Canadian federal income tax purposes, and holders of Exchangeable Shares should consult their own tax advisors. The U.S. and Canadian federal income tax consequences of the separation of the Rights on the Distribution Date, the exercise of the Rights and the subsequent ownership of the Preferred Stock are complex and uncertain, and holders should consult their own tax advisors for the specific tax consequences to them.

REQUIRED VOTE

To be approved by the Stockholders, Proposal No. 4 must receive “For” votes from a majority of the shares outstanding and entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE TAX BENEFITS PRESERVATION PLAN.

PROPOSAL NO. 5—RATIFICATION OF THE AMENDMENTS TO THE BYLAWS AND CERTIFICATE OF INCORPORATION OF THE CORPORATION

 SMTC’s Board of Directors has approved certain amendments to SMTC’s Bylaws and Certificate of Incorporation and recommends that the stockholders of SMTC approve these amendments.  The proposed amendments are as follows:

•        Currently neither the Certificate of Incorporation nor the Bylaws authorizes stockholders to call special meetings of the stockholders.  The proposed amendments amend Article XIII of the Certificate of Incorporation and Section 2.3 of the Bylaws to permit special meetings to be called up to twice per year by holders of 10% or more of shares outstanding.;

•        Currently Section 2.11 of the Bylaws limits the number of Board nominees any stockholder may propose to three (3) nominees in any year.  The proposed amendments amend Section 2.11 of the Bylaws to remove the limit on the  number of Board nominees a stockholder may nominate for election to the Board;

•         Currently Article XIV of the Certificate of Incorporation provides that in considering change of control transactions involving SMTC the Board may consider, among other things, “and (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.” The proposed amendments amend Article XIV of the Certificate of Incorporation to remove clause (iv).; and

•        Currently Article 4 of the Bylaws contemplates a single Chief Executive Officer and President. The proposed amendments revise Article 4 of the Bylaws to authorize offices of Co-Chief Executive Officer and Co-President.

The full text of the amended and restated Bylaws is attached as Appendix B, and the full text of the amended and restated Certificate of Incorporation is attached as Appendix C.  The Board believes these proposed amendments are all consistent with best practices in corporate governance and in the best interests of our stockholders.

REQUIRED VOTE

To be approved by the Stockholders, Proposal No. 5 must receive “For” votes from a majority of the shares outstanding and entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENTS TO THE BYLAWS AND CERTIFICATE OF INCORPORATION OF THE CORPORATION.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During 2011, the Board held ten (10) meetings. The Board has three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation and Management Development Committee.  All directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. The Company has a policy of encouraging all directors to attend the Annual Meeting of Stockholders. All directors attended the Company’s 2011 Annual Meeting of Stockholders.

The Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors consists of David Sandberg (Chair), and J. Randy Waterfield. The Nominating and Governance Committee (i) identifies individuals qualified to become members of the Board, (ii) selects, or recommends that the Board select, the director nominees for the next annual meeting of Stockholders, (iii) develops and recommends to the Board a set of corporate governance principles applicable to the Company and (iv) oversees the evaluation of the Board and its dealings with management and the committees of the Board.

The Nominating and Governance Committee has established a policy under which stockholders of the Company may recommend a candidate to the Committee for consideration for nomination as a director. This policy is described later in this Proxy Statement under the heading “Additional Information – Stockholder Proposals”

 In evaluating and determining whether to recommend a person as a candidate for election as a Director, the Nominating and Governance Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: (i) the needs of the Company with respect to the particular talents and experience of its directors; (ii) personal and professional integrity of the candidate; (iii) the level of education and/or business experience of the candidate; (iv) broad-based business acumen of the candidate; (v) the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; (vi) the candidate’s abilities for strategic thinking and willingness to share ideas; and (vii) the Board’s need for diversity of experiences, expertise and background. The Nominating and Governance Committee will use these criteria to evaluate all potential director nominees.

The Company does not have a formal diversity policy, with respect to its directors. However, in considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee met three (3) times in separate session during 2011.

The Audit Committee

The Audit Committee, which met four (4) times in 2011, consists of Clarke H. Bailey (Chair), David Sandberg and Anton Simunovic. The Board has determined that Mr. Sandberg and Mr. Bailey are “audit committee financial experts” as defined by the Securities and Exchange Commission.

The Audit Committee, among other things, (i) appoints, oversees and replaces, if necessary, the Company’s independent auditor, (ii) assists the Board of Directors’ oversight and review of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and (iii) prepares the Audit Committee Report included in this proxy statement.

The Board adopted and approved a revised written charter for the Audit Committee in May 2012, which is attached as Appendix D.  The Audit Committee evaluates the sufficiency of its charter on an annual basis.

The Compensation and Management Development Committee

The Compensation and Management Development Committee (“Compensation Committee”) currently consists of J. Randy Waterfield (Chair), and Clarke H. Bailey. The Compensation Committee met six (6) times in separate sessions in 2011. The general duties of the Compensation Committee are (i) to provide a general review of the Company’s compensation and benefit plans and (ii) to review compensation practices and policies and establish compensation for the officers of the Company.  The Company has not adopted a charter for the Compensation Committee. The Compensation Committee serves to review and recommend to the Board annual salaries and bonuses for all executive officers of the Company, to review and recommend to the Board compensation for the Directors, to review and recommend to the Board the terms and conditions of all employee benefit plans or changes thereto and to administer the Company’s stock option plans. The Co-Chief Executive Officers of the Company make recommendations regarding such salaries, compensation and terms and conditions, but the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board. The Board has determined that each of the members of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market, Inc.

The Compensation Committee reserves the right from time to time to utilize the services of an independent advisor to provide guidance in association with significant executive compensation decisions. The Compensation Committee retains sole responsibility for engaging any advisor and meeting with such advisor, as needed, in the Committee’s sole discretion.

Risk Oversight

As a part of its oversight function, the Board monitors how management operates the corporation. Risk is an important part of deliberations at the Board and committee level throughout the year. Committees consider risks associated with their particular areas of responsibility. The Board of Directors as a whole considers risks affecting the corporation. To that end, the Board conducts periodic reviews of corporate risk management policies and procedures and annually reviews risk assessments prepared by management as a part of the Company’s enterprise risk management process. The enterprise risk management process evaluates the Company’s major risk exposures and the steps management has taken to monitor and control these exposures. Therefore, the Board and its committees consider, among other items, the relevant risks to the Company when granting authority to management and approving business strategies. The Board of Directors has determined that the positions of Chairman of the Board of Directors and the Co-Presidents/CEOs should be held by different persons. David Sandberg serves as the non-executive Chair of the Board of Directors and has been determined by the Board to be independent under Nasdaq Stock Market, Inc. listing standards and Alex Walker and Claude Germain each serve as the Company’s Co-President and Co-CEO. The Board of Directors believes that such separation of roles increases the Board’s independence from and oversight of the Company’s management and enhances its ability to carry out its roles and responsibilities on behalf of the stockholders.  Although the Board retains the right to make changes in risk oversight responsibilities from time-to-time, the Board anticipates that the risk management responsibilities will continue in a substantially similar manner as described above.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board or any of the individual directors by contacting: Mr. Clarke Bailey at clarke.bailey@edcih.com. Mr. Bailey will review, sort and summarize communications and then forward such communications to the Board or to an individual director.

Code of Ethics and Conduct and Corporate Governance Documents

The Board has adopted a Code of Ethics and Conduct and certain other corporate governance documents all of which are available on the Company’s website at www.smtc.com or in print to any stockholder who requests such document(s) in writing.

DIRECTOR INDEPENDENCE

The Board has determined that each of Clarke H. Bailey, David Sandberg, Anton Simunovic and J. Randy Waterfield is an “independent director” as defined in the rules of the NASDAQ Global Market (“NASDAQ Rules”).

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in NASDAQ Rules and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by NASDAQ Rules.

COMPENSATION OF DIRECTORS

In November 2008, the Board approved a revised compensation plan effective January 1, 2009 for independent directors (the “2009 Compensation Plan”). Pursuant to the 2009 Compensation Plan, independent directors will earn a retainer of CDN $50,000 per year for serving on our Board. The Chairman of the Board will earn an additional retainer of CDN $15,000, the Chairman of the Audit Committee will earn an additional retainer of CDN $6,000 and the Chairman of all other committees will earn an additional retainer of CDN $3,000. Board fees will be reduced on a prorated basis for non-attendance. In November 2011, the compensation plan was amended such that fees paid to directors residing in the United States would be converted to U.S. dollars at par. The Members of the Board are also required over a five year period to own shares valued at CDN $100,000.

We pay no additional remuneration to our employees for serving as directors or on committees. Fees paid to Claude Germain and Alex Walker were earned prior to their appointments as Co-Chief Executive Officers of the Company. The following table outlines the compensation to the Board of Directors for the period ended January 1, 2012:

Name	Fees Earned or Paid in Cash ($)

Clarke H. BaileyA	$32,385
Claude Germain	$16,497
John Marinucci (1)	$32,925
Wayne McLeod (2)	$15,354
David Sandberg	$69,392
Anton Simunovic	$50,710
Alex Walker	$42,272

(1)
John Marinucci resigned from the Board on June 8, 2011 and did not stand for re-election at the 2011 annual meeting of stockholders.  Mr. Marinucci resigned as director for personal reasons and not as a result of any disagreement with the Company.

(2)	Wayne McLeod resigned from the Board on March 31, 2011. Mr. McLeod resigned as director for personal reasons and not as a result of any disagreement with the Company.

Directors Clarke Bailey, John Marinucci, David Sandberg, Anton Simunovic, Alex Walker and Claude Germain received additional fees for their involvement in various ad hoc committees during 2011. Those amounts are included within the Fees Earned or Paid in Cash column.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of three directors, Clarke H. Bailey, David Sandberg, and Anton Simunovic. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended January 1, 2012. KPMG LLP issued their unqualified report dated March 8, 2012 on SMTC’s financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence as an auditor. The Audit Committee concluded all meetings with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors the inclusion of SMTC’s audited financial statements for the period ended January 1, 2012 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

Clarke H. Bailey, Chair

David Sandberg
Anton Simunovic

May 2012

RELATED PARTY TRANSACTIONS

Stockholders Agreement

Certain of our current Stockholders and option holders are parties to a stockholders agreement that, among other things, provides for registration rights and contains provisions regarding the transfer of shares.

Employment Arrangements

The Company and each executive officer have entered into employment agreements. Each of these employment arrangements is more fully described under “Employment Agreements.”

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 24, 2012, information regarding beneficial ownership. The table sets forth the number of shares beneficially owned and the percentage ownership for:

•	each person who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock;

•	each current executive officer named in our summary compensation table and each current director; and

•	all executive officers and current directors as a group.

As of April 24, 2012, our outstanding equity securities (including exchangeable shares of our subsidiary, SMTC Canada, other than holdings of SMTC Nova Scotia Company, a subsidiary of SMTC Canada) consisted of 16,300,574 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each Stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 24, 2012 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named Stockholder is a direct or indirect beneficial owner.

	Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned(*)
Principal Stockholders:
Red Oak Partners LLC (1)	2,488,792	—	2,488,792	15.0%
654 Broadway, Suite 5 New York, New York, 10012

Directors and Executive Officers:
Clarke H. Bailey	45,000	—	45,000	0.3%
Paul Blom	11,000	56,397	66,397	0.4%
Claude Germain	35,200	98,500	133,700	0.8%
David Sandberg (1)	2,488,792	—	2,488,792	15.3%
Anton Simunovic	—	—	—	#
Alex Walker	31,300	98,500	129,800	0.8%
J. Randall Waterfield	154,588	—	154,588	0.9%

All Directors and Executive Officers as a group (7 persons)	2,764,880	253,397	3,018,277	18.2%

*
The number of shares of Common Stock deemed outstanding on April 24, 2012 with respect to a person or group includes (a) 16,300,574 shares outstanding on such date (including shares of Common Stock issuable upon exchange of exchangeable shares of our subsidiary, SMTC Canada, other than exchangeable shares held by SMTC Nova Scotia Company, a subsidiary of SMTC Canada) and (b) all options that are currently exercisable or will be exercisable within 60 days of April 24, 2012 by the person or group in question.

#	Represents an amount less than 0.1% of shares outstanding.

(1)
Includes shares of Common Stock held by The Red Oak Fund, LP (the “Fund”), the Bear Market Opportunity Fund, L.P. (“Bear”) and Pinnacle Fund LLP (“Pinnacle”), which are affiliates of Red Oak Partners, LLC. David Sandberg is the managing member of Red Oak Partners LLC and has shared power to vote or to direct the vote of all of such shares of Common Stock and power to dispose or direct the disposition of all of such shares. Information as reported on Form 4 filed with the Securities and Exchange Commission on December 31, 2010 by Red Oak Partners, LLC.

EXECUTIVE OFFICERS

The executive officers of the Company are Alex Walker, Claude Germain, and Paul Blom. Until his retirement on March 31, 2011, John Caldwell served as the Chief Executive Officer. For biographical information on Mr. Walker, please refer to “Proposal No. 1—Election of Directors” earlier in this proxy statement.

Claude Germain, 46, serves as Co-President and Co-Chief Executive Officer.  Prior to joining the Company in March 2011, Mr. Germain was Managing Partner and Principal for Rouge River Capital Ltd., a merchant bank focused on midmarket industrial and supply chain businesses. He also serves on the board of TAL International Group, Inc. as well as several private company boards. Previously, he served as Executive Vice President and Chief Operating Officer of Schenker Canada, a leading logistics company from 2005 to 2010. Prior to joining Schenker, Mr. Germain was Chief Executive Officer and Founder of Cube Route. He was also Chief Operating Officer and Co-Founder of Grocery Gateway Inc., President of a Texas-based third party logistics firm, and a management consultant for The Boston Consulting Group. Mr. Germain is a graduate of the Harvard Business School, where he received a master of business administration degree. He also has a Bachelor of Science degree in engineering physics from Queens University.

Paul Blom, 51, joined the Company in March 2007 and currently serves as Executive Vice President, Operations. From 1994 to 2004 he was employed at Celestica Inc., a large Tier 1 EMS provider where he left as Senior Vice President, Global Supply Chain. Prior to joining SMTC, Paul was a member of the executive team at CFM Corporation. Paul holds a Bachelor of Science in Mechanical Engineering from the University of Toronto and a Master’s in Business Administration from the Rotman School of Business.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The table below provides information concerning the compensation of our executive officers.

In the “Salary” column, we disclose the base salary paid to each of our executive officers. Salaries are paid in Canadian dollars consistent with the terms of the employment agreements and are translated at the average exchange rate for the year in the compensation table.

In the “Option Awards” column, we disclose the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 without reduction for assumed forfeitures. The ASC 718 fair value of our stock options is calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended January 1, 2012, and for which we recognize expense ratably over the vesting period.

In the “Non-Equity Incentive Plan Compensation” column, we disclose the amount earned as a performance based bonus for that particular year.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (a)	Non-Equity Incentive Plan Compensation ($) (b)	All Other Compensation ($) (c)	Total ($)
Alex Walker	2011	$131,539	$340,408	$21,095	$52,728	$545,771
Co-President and Co-Chief Executive Officer	2010	$—	$—	$—	$—	$—

Claude Germain	2011	$131,539	$340,408	$21,095	$52,728	$545,771
Co-President and Co-Chief Executive Officer	2010	$—	$—	$—	$—	$—

Paul Blom	2011	$252,824	$232,500	$—	$19,634	$504,958
Executive Vice President, Operations	2010	$242,718	$—	$218,447	$18,834	$479,999

John Caldwell	2011	$132,935	$—	$—	$718,227	$851,162
Former President and Chief Executive Officer	2010	$518,411	$—	$933,140	$40,774	$1,492,326

Jane Todd	2011	$207,633	$—	$—	$78,699	$286,332
Former Senior Vice President, Finance and Chief Financial Officer	2010	$245,129	$—	$220,616	$19,804	$485,550

Steve Hoffrogge	2011	$101,137	$—	$—	$188,896	$290,033
Former Senior Vice President, Business Development	2010	$266,487	$—	$239,838	$18,834	$525,158

(a)
The amounts disclosed in this column represent the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC 718 during fiscal 2011 and 2010 for the following option awards. The fair values of these option awards were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements.

(i)
Mr. Walker was granted 11,000 stock options for Common Stock on August 12, 2011 with a Black-Scholes fair value of $0.70 per share and an exercise price of $3.20 per share. These shares vested immediately.  In accordance with ASC 718, we record expense for this grant immediately. Mr. Walker was granted 262,500 stock options for Common Stock on September 21, 2011 with a Black-Scholes fair value of $0.85 and an exercise price of $3.20 per share. One twelfth of the options will vest on September 21, 2012. On each subsequent quarter, an additional twelfth will vest, such that all of the options will be fully vested on June 21, 2015.  In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period. Mr. Walker was granted 87,500 stock options for Common Stock on November 24, 2011 with a Black-Scholes fair value of $1.259 per share and an exercise price of $2.38 per share. 36,458 of the options vested on November 24, 2011, 7,292 options will vest on December 24, 2011, 21,875 options will vest on March 24, 2012, and 21,875 options will vest on June 24, 2012. In accordance with ASC 718, we record expense for this grant ratably over the six-month vesting period.

(ii)
Mr. Germain was granted 11,000 stock options for Common Stock on August 12, 2011 with a Black-Scholes fair value of $0.70 per share and an exercise price of $3.20 per share. These shares vested immediately.  In accordance with ASC 718, we record expense for this grant immediately. Mr. Germain was granted 262,500 stock options for Common Stock on September 21, 2011 with a Black-Scholes fair value of $0.85 and an exercise price of $3.20 per share. One twelfth of the options will vest on September 21, 2012. On each subsequent quarter, an additional twelfth will vest, such that all of the options will be fully vested on June 21, 2015.  In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period. Mr. Germain was granted 87,500 stock options for Common Stock on November 24, 2011 with a Black-Scholes fair value of $1.259 per share and an exercise price of $2.38 per share. 36,458 of the options vested on November 24, 2011, 7,292 options will vest on December 24, 2011, 21,875 options will vest on March 24, 2012, and 21,875 options will vest on June 24, 2012. In accordance with ASC 718, we record expense for this grant ratably over the six-month vesting period.

(iii)
Mr. Blom was granted 150,000 stock options for Common Stock on November 24, 2011 with a Black-Scholes fair value of $1.55 per share and an exercise price of $2.38 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in four equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with ASC 718, we record expense for this grant ratably over the four-year vesting period.

(b)
The amounts disclosed in this column for fiscal 2010 represent performance bonuses earned in the fiscal year; amounts were paid in the subsequent fiscal year. Amounts disclosed for fiscal 2011 represent performance bonuses paid during fiscal 2011 in accordance with Mr. Walker and Mr. Germain’s compensation arrangements during their time as Interim Co-Chief Executive Officers.

(c)	The amount shown as “All Other Compensation” represents the sum of the following:
(i)	Mr. Walker was paid consulting fees for his service as Interim Co-Chief Executive Officer for the period from March 31, 2011 to June 20, 2011.
(ii)	Mr. Germain was paid consulting fees for his service as Interim Co-Chief Executive Officer for the period from March 31, 2011 to June 20, 2011.
(iii)
Mr. Blom’s employment agreement provides for the following perquisites: in 2011, car allowance of $14,575 and medical benefits valued at $5,059; in 2010, car allowance of $13,980 and medical benefits valued at $4,854.

(iv)
Mr. Caldwell was paid a retention incentive of $708,000. Mr. Caldwell’s employment agreement provides for the following perquisites: in 2011, car allowance of $8,962 and medical benefits valued at $1,265; in 2010, car allowance of $34,949, professional dues valued at $971 and medical benefits valued at $4,854.

(v)
Ms. Todd was paid severance of $60,485 in 2011.  In addition, Ms. Todd’s employment agreement provides for the following perquisites: in 2011, car allowance of $12,184, professional dues of $971 and medical benefits valued at $5,059; in 2010, car allowance of $13,980, professional dues of $971 and medical benefits valued at $4,854.

(vi)
Mr. Hoffrogge was paid severance of $169,262 in 2011. Mr. Hoffrogge’s employment agreement provides for the following perquisites: in 2011, car allowance of $14,400 and medical benefits valued at $5,059; in 2010, car allowance of $13,980 and medical benefits valued at $4,854.

EMPLOYMENT AGREEMENTS

On September 14, 2011, SMTC Canada entered into an employment agreement with Mr. Walker. Under the terms of the agreement, Mr. Walker is entitled to an annual base salary of CDN$260,000, which may be increased by the Board of Directors of SMTC. Mr. Walker is also entitled to receive a short term bonus with a target of 90% of his base salary if certain financial and individual performance targets to be determined by the Board are met, as well as health, dental and disability benefits. In the event that Mr. Walker is terminated without cause, he is entitled to, at the Company’s option, either a lump sum payment, less applicable statutory deductions, equivalent to six months of the base salary, or salary continuance and health care coverage of six months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for six months from the date of termination, and non-competition provisions for twelve months from date of termination.

On September 14, 2011, SMTC Canada entered into an employment agreement with Mr. Germain. Under the terms of the agreement, Mr. Germain is entitled to an annual base salary of CDN$260,000, which may be increased by the Board of Directors of SMTC. Mr. Germain is also entitled to receive a short term bonus with a target of 90% of his base salary if certain financial and individual performance targets to be determined by the Board are met, as well as health, dental and disability benefits. In the event that Mr. Germain is terminated without cause, he is entitled to, at the Company’s option, either a lump sum payment, less applicable statutory deductions, equivalent to six months of the base salary, or salary continuance and health care coverage of six months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for six months from the date of termination, and non-competition provisions for twelve months from date of termination.

On March 6, 2007, SMTC Canada entered into an employment agreement with Mr. Blom. Under the terms of the agreement, Mr. Blom is entitled to an annual base salary of CDN$250,000, which may be increased by the SMTC Canada Board. Mr. Blom is also entitled to receive a short term bonus with a target of 50% of his base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board are met, as well as a car allowance and certain other standard benefits. In the event that Mr. Blom is terminated without cause, he is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for eighteen months from the date of termination.

On March 30, 2007, SMTC Canada entered into an employment agreement and a Deferred Share Unit agreement with Mr. Caldwell. Under the terms of the agreements, Mr. Caldwell was entitled to an annual base salary of CDN$534,000, which may be increased by the SMTC Canada Board. Mr. Caldwell was also entitled to receive a short term bonus with a target of 100% of his base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board were met, a car allowance and certain other standard benefits. In the event that Mr. Caldwell is terminated without cause or, following a change of control, is terminated without cause or constructively discharged, he is entitled to a lump sum payment of two years base salary and two times annual target bonus equal to his base salary. The employment agreement provided for customary non-competition and non-solicitation provisions which continued during the term of the agreement and for two years from the date of termination. Pursuant to the Deferred Share Unit agreement referred to above and a Deferred Share Unit agreement dated February 7, 2005, within 60 days following the termination of his employment (or within 10 days following a change of control), Mr. Caldwell will be entitled to a payment in respect of the units granted thereunder, based upon the fair market value of the Company’s common stock.

On November 10, 2010, the Company and Mr. Caldwell amended the employment agreement. Under the terms of the amendment, Mr. Caldwell’s employment and duties were to continue until March 31, 2011. Mr. Caldwell was not entitled to participate in the 2011 short term incentive plan. All Deferred Share Units previously awarded to Mr. Caldwell were surrendered and cancelled. However, Mr. Caldwell was granted a US $708,000 retention incentive, which was paid on March 31, 2011. Furthermore, all outstanding unvested stock options automatically vested on March 31, 2011. Mr. Caldwell has one year from the date of termination of employment to exercise all unexercised vested options.

On March 30, 2007, SMTC Canada entered into an employment agreement with Ms. Todd. Under the terms of the agreement, Ms. Todd was entitled to an annual base salary of CDN$252,500, which may be increased by the SMTC Canada Board. Ms. Todd was also entitled to receive a short term bonus with a target of 50% of her base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board were met, as well as a car allowance and certain other standard benefits. In the event that Ms. Todd is terminated without cause, she is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provided for customary non-solicitation provisions which continued during the term of the agreement and for eighteen months from the date of termination.  Ms. Todd’s employment with the Company ended on September 30, 2011.

On March 30, 2007, SMTC Canada entered into an employment agreement with Mr. Hoffrogge. Under the terms of the agreement, Mr. Hoffrogge was entitled to an annual base salary of CDN$274,500, which may be increased by the SMTC Canada Board. Mr. Hoffrogge was also entitled to receive a short term bonus with a target of 50% of his base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board were met, as well as a car allowance and certain other standard benefits. In the event that Mr. Hoffrogge is terminated without cause, he is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provided for customary non-solicitation provisions which continued during the term of the agreement and for twelve months from the date of termination. Mr. Hoffrogge’s employment with the Company ended on May 9, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options and equity incentive plan awards for each executive officer outstanding as of the end of fiscal 2011. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards (a)
	Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Alex Walker	11,000			$3.20	8/12/2016	—	—	—	—
		262,500	(c)	$3.20	9/21/2016	—	—	—	—
	43,750	43,750	(d)	$2.38	11/24/2016	—	—	—	—
Claude Germain	11,000			$3.20	8/12/2016	—	—	—	—
		262,500	(c)	$3.20	9/21/2016	—	—	—	—
	43,750	43,750	(d)	$2.38	11/24/2016	—	—	—	—
Paul Blom	40,000			$3.11	3/16/2012	—	—	—	—
	16,666		(e)	$1.64	11/14/2012	—	—	—	—
	16,667		(e)	$0.70	11/10/2013	—	—	—	—
	23,064	16,666	(e)	$1.00	11/10/2014	—	—	—	—
		150,000	(f)	$2.38	11/24/2016	—	—	—	—
John Caldwell	3,000	—		$3.75	5/6/2013	—	—	—	—
Jane Todd	7,698		(e)	$1.64	11/14/2012	—	—	—	—
	16,666		(e)	$0.70	11/10/2013	—	—	—	—
	16,667		(e)	$1.00	11/10/2014	—	—	—	—
Steve Hoffrogge	30,000	—		$4.00	3/12/2014	—	—	—	—
	16,666		(e)	$0.70	11/10/2013	—	—	—	—
	16,667		(e)	$1.00	11/10/2014	—	—	—	—

(a)	The Company has no outstanding stock awards.
(b)	These options vested immediately.
(c)	One twelfth of the options will vest on September 21, 2012. On each subsequent quarter an additional twelfth will vest, such that all of the options will be fully vested on June 21, 2015.
(d)	36,458 of the options vested on November 24, 2011, 7,292 options will vest on December 24, 2011, 21,875 options will vest on March 24, 2012, and 21,875 options will vest on June 24, 2012.
(e)	The shares underlying this award vest in three equal, annual installments, beginning on the first anniversary of the date of grant.
(f)	The shares underlying this award vest in four equal, annual installments, beginning on the first anniversary of the date of grant.

POST-TERMINATION COMPENSATION AND CHANGE OF CONTROL PAYMENTS

Mr. Walker and Mr. Germain’s employments are governed by employment agreements dated September 14, 2011. Mr. Caldwell’s employment was governed by an employment agreement dated February 7, 2005, until that employment agreement was superseded by an employment agreement dated August 15, 2006. With respect to the other executive officers prior to fiscal year 2007, the terms of employment regarding compensation and termination benefits were governed by terms outlined in individual offers of employment. In March of 2007, we amended the employment agreement with Mr. Caldwell, and the employment arrangements for Mr. Blom, Mr. Hoffrogge and Ms. Todd were formalized into employment agreements that mirrored the provisions outlined in each original offer letter. There are no changes between Mr. Caldwell’s prior agreement and the offer letters that had been in place with Mr. Hoffrogge and Ms. Todd (who are no longer employed by the Company) as compared to the new employment agreements with respect to any of the termination provisions detailed in this section.

Termination Without Cause

The executive officers have employment agreements with the Company that provide compensation upon termination for other than cause.

Under the agreements, the Company provides its executive officers, except for the Chief Executive Officers, with benefits equal to:

a)
Salary continuation for a period of twelve (12) months, plus one (1) month for every completed year of active employment beyond twelve (12) years of service, to a maximum of eighteen (18) months of salary continuance, and

b)	benefits continuation for the severance period.

In the event that, prior to the end of the salary continuation period, the executive officer obtains alternative employment that provides total remuneration that is at least 75% of the executive officer’s total compensation previously provided by the Company, then the salary continuation payments will be discontinued and the Company will provide a lump sum payment, less applicable deductions, that is equivalent to 50% of the then remaining salary continuation payments that the executive officer would have been entitled to.

The Chief Executive Officers’ employment agreements also provide compensation upon termination for other than cause. Under these agreements, the Company provides the Chief Executive Officer a lump sum payment, less applicable statutory deductions, equivalent to six months of the aggregate base salary or salary continuance and health care coverage for 6 months, at the Company’s option, and any short term bonus that the executive qualifies for.

In the event that an executive officer is terminated without cause and is the recipient of the compensation described above, the executive officer must adhere to certain non-solicitation and confidentiality covenants in his or her respective employment agreement in order to receive such compensation during the severance period. Specifically, such executive officer cannot solicit any of the Company’s customers or employees for a period of six (6) months, and he or she cannot disclose or make use of any of the Company’s confidential information in the same manner that was agreed to in the employment agreement. If the executive officer violates any of these covenants during the salary continuation period, all salary continuation payments and any rights to such will be terminated.

Termination in the Event of a Change of Control

The Company does not have a change of control provision in the employment agreements of any of its current officers, other than for the accelerated vesting of stock options as described below.

Accelerated Vesting of Stock Options in the Event of a Change of Control

The 2010 Plan contains provisions to protect the executive officers in the event of a change of control, defined in the 2010 Plan as a “covered transaction.”

In the 2010 Plan, a covered transaction is defined as any of:

(i)
a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

(ii)	a sale or transfer of all or substantially all of the company’s assets;

(iii)	a dissolution or liquidation of the Company; or

(iv)
a change in the composition of the Board such that the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

For executives other than the Chief Executive Officers, in the event of a covered transaction:

a)	all outstanding awards shall vest and if relevant become exercisable, immediately prior to the covered transaction;

b)
all deferrals, other than deferrals of amounts that are neither measured by reference to nor payable in shares of Common Stock or exchangeable shares, shall be accelerated, immediately prior to the covered transaction; and

c)
upon consummation of a covered transaction, all awards then outstanding and requiring exercise shall be forfeited unless, in each case, such awards and deferrals are assumed by the acquiring or surviving entity or its affiliate.

For Mr. Walker and Mr. Germain’s option awards, acceleration of vesting will be for at least 50% of the entire original option grant (or the remaining unvested portion if less) if a change of control occurs.

In connection with any covered transaction in which there is an acquiring, a surviving entity or in which all or substantially all of the Company’s then outstanding Common Stock is acquired, the Compensation Committee may provide for substitute or replacement awards from, or the assumption of awards by, the company, the acquiring or surviving entity or its affiliates, as applicable.

Termination in the Event of Disability

The employment agreements of the executive officers provide for termination in the event of a partial or total disability of an executive officer.

 “Partially or Totally Disabled” means any physical or mental incapacity, disease or affliction, as determined by a legally qualified medical practitioner, which prevents the executive officer from performing the essential duties of his position.

In the event that the executive officer is Partially or Totally Disabled for a period of six (6) months or less, he shall receive all remuneration including bonuses, payments and rights including all benefits provided for under the employment agreement, as if he were regularly and fully employed.

In the event that the executive officer is Partially or Totally Disabled for a continuous period of more than six (6) months, the Company shall be entitled to terminate the employment of the executive officer by giving written notice to the executive officer. In the event of a termination of employment under these circumstances, the executive officer shall be entitled to the salary continuance benefits that would have been payable if the termination was involuntary and not for cause (as described above).

Defined Contribution Plan

The Company has a tax-qualified defined contribution retirement plan established, a 401(k) plan for U.S. employees, in which officers may participate.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Company for inclusion in the proxy material for SMTC’s 2013 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before January 27, 2013 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2013 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent on or before March 21, 2013, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting. Notwithstanding the foregoing, our Amended and Restated By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than 10% beneficial owners, the Company has failed to meet its Section 16(a) filing requirements applicable to its Reporting Persons in a timely manner on one occasion, with respect to the filing of the permanent Co-Chief Executive Officers’ new compensation contracts and attendant stock option grants. The required filings were subsequently made as soon as the oversight was noted.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to mark, date, execute and promptly return their proxy.

Financial Statements And Form 10-K Annual Report

SMTC’s audited financial statements for the year ended January 1, 2012 and certain other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on March 8, 2012 (including exhibits). Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

APPENDIX A

SMTC CORPORATION

and

MELLON INVESTOR SERVICES LLC,

as Rights Agent

TAX BENEFITS PRESERVATION PLAN

Dated as of June 9, 2010

i

13.	Fractional Rights and Fractional Shares.	A-20
13.1.	Cash in Lieu of Fractional Rights	A-20
13.2.	Cash in Lieu of Fractional Shares Upon Exercise	A-20
13.3.	Waiver of Right to Fractions	A-20
14.	Rights of Action	A-21
15.	Agreement of Rights Holders	A-21
16.	Rights Holder Not Deemed a Stockholder	A-21
17.	Payment and Indemnification of the Rights Agent	A-21
18.	Merger or Consolidation or Change of Name of Rights Agent	A-22
19.	Rights and Duties of Rights Agent	A-22
19.1.	Consultation with Legal Counsel	A-22
19.2.	Officer’s Certificate	A-22
19.3.	Liability	A-23
19.4.	No Liability for Facts or Recitals	A-23
19.5.	Limitations on Responsibility	A-23
19.6.	Further Assurances by the Company	A-23
19.7.	Authorization to Rely upon Instructions	A-23
19.8.	Transactions with the Company	A-24
19.9.	No Liability for Acts of Agents	A-24
19.10.	No Financial Risk	A-24
19.11.	Acting on Void Rights	A-24
19.12.	No Liability to Third Parties	A-24
20.	Change of Rights Agent	A-24
21.	Issuance of New Rights Certificates	A-25
22.	Redemption and Termination	A-25
23.	Exchange.	A-26
23.1.	Exchange Option	A-26
23.2.	Termination of Right to Exercise; Notices	A-26
23.3.	Substitution for Common Stock	A-26
23.4.	Authorization of Additional Shares	A-26
23.5.	No Fractions	A-26
24.	Notice of Proposed Actions	A-27
25.	Notices	A-28
26.	Supplements and Amendments	A-28
27.	Successors	A-29
28.	Determinations and Actions by the Board; Etc	A-29
29.	Benefits of this Plan	A-29
30.	Severability	A-29
31.	Governing Law	A-29
32.	Counterparts	A-29
33.	Descriptive Headings	A-29
34.	Force Majeure	A-30
35.	Patriot Act	A-30
36.	Incentive Compensation Program	A-30

ii

TAX BENEFITS PRESERVATION PLAN

This Tax Benefits Preservation Plan dated as of June 9, 2010 (the “Plan”) is between SMTC Corporation, a Delaware corporation (the “Company”), and Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services), a New Jersey limited liability company, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986, as amended (the “Code”) and rules promulgated by the Internal Revenue Service, the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions);

WHEREAS, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the Treasury Regulations thereunder or any successor or replacement provisions (“Section 382”), its ability to use its Tax Attributes (as herein after defined) could be substantially limited or lost altogether;

WHEREAS, the Company believes that its Tax Attributes are a substantial asset of the Company and that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein;

WHEREAS, the Company desires to avoid an “Ownership Change” and, in furtherance of such objective, the Company wishes to enter into this Plan;

WHEREAS, the Company’s indirect subsidiary, SMTC Manufacturing Corporation of Canada (“SMTC Canada”), has issued certain exchangeable shares exchangeable for Common Stock (as hereinafter defined) pursuant to the Exchangeable Share Support Agreement, dated July 27, 2000, by and among the Company, SMTC Nova Scotia Company and SMTC Canada (the “Exchangeable Shares”).

WHEREAS, on June     , 2010 the Board of Directors of the Company (the “Board”) authorized the issuance of rights (collectively, the “Rights,” and individually a “Right”), each Right being a right to purchase, on the terms and subject to the provisions of this Plan, one one-hundredth of a share of the Company’s Preferred Stock (as hereinafter defined);

WHEREAS, on June     , 2010 (the “Declaration Date”) the Board (a) authorized and declared a dividend distribution of one Right for every share of Common Stock (as hereinafter defined), $.01 par value per share, of the Company and every Exchangeable Share then outstanding at the Close of Business (as hereinafter defined) on June     , 2010 (the “Dividend Record Date”) and (b) authorized the issuance of, and agreed to issue, one Right (as such number may be adjusted in accordance with Section 11.9 or 11.15 hereof) for every share of Common Stock of the Company and every Exchangeable Share issued between the Dividend Record Date and the earlier of the Distribution Date (as hereinafter defined), the Expiration Date (as hereinafter defined), and the redemption of the Rights; and

WHEREAS, the Board intends to submit the Plan to stockholders of the Company for approval at the 2010 Annual General Meeting of stockholders (the “2010 Annual Meeting”);

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

PLAN

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.    Certain Definitions.

For purposes of this Plan, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding (as calculated herein), but shall not include:

(a) the Company;

(b) any Subsidiary of the Company;

(c) any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company;

(d) any Person organized, appointed, or established by the Company or a Subsidiary of the Company pursuant to the terms of any plan or arrangement described in clause (c) above; or

(e) any Person who would otherwise be an Acquiring Person upon the adoption of this Plan, unless and until such Person, or any Affiliate of such Person, acquires Beneficial Ownership of any additional Stock after adoption of this Plan (other than pursuant to a stock dividend or a stock split), in which case such Person shall be an Acquiring Person.

Notwithstanding the foregoing:

(a)    if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently, and such Person divests as promptly as practicable (as determined in good faith by the Board) or enters into a written agreement with the Company to divest a sufficient number of shares of Common Stock and/or Exchangeable Shares, in the manner determined by the Board in its sole discretion, so that such Person, together with its Affiliates, would no longer be an “Acquiring Person,” as defined herein, then such Person shall not be deemed to be or to have been an “Acquiring Person” for any purposes of this Plan;

(b)    no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Stock and immediately thereafter be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, then such Person shall be deemed to be an “Acquiring Person;”

(c)    if the Board determines that characterizing a Person who would otherwise be an “Acquiring Person,” as an “Acquiring Person” would adversely impact the availability of the Company’s Tax Attributes to a greater extent than not characterizing such Person as an “Acquiring Person,” then in each case, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Plan unless and until such Person shall again become an “Acquiring Person”; and

(d)    an “Acquiring Person” shall not include any Person who or which the Board determines prior to the time such Person would otherwise be an Acquiring Person, should be exempted from this definition, unless and until such Person acquires Beneficial Ownership of any additional shares of Stock other than pursuant to a stock split, stock dividend or similar transaction; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine.

In determining whether a Person or Persons owns 4.9% or more of the shares of Common Stock then outstanding for all purposes of this Plan, all of the Stock owned or deemed owned by such Person or Person shall be taken into account in the numerator and only the Common Stock then outstanding shall be taken into account in the denominator. Without limiting the foregoing, any Person or Persons shall be treated as owning 4.9% or more of the shares of Common Stock then outstanding if, in the determination of the Board, that Person or Persons would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.9” for “five” or “5” each time “five” or “5” is used in or for purposes of Section 382).

“Act” shall mean the Securities Act of 1933 (or any successor act), as amended and as may from time to time be in effect.

“Affiliate,” with respect to any Person, shall mean any other Person who is, or who would be deemed to be, an “affiliate” or an “associate” of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing clause of this Section, shall also include, with respect to any person, any other Person (whether or not an Exempt Person) whose Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382, provided, however, that a Person will not be deemed to be the Affiliate of another Person solely because either or both Persons are or were directors of the Company.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “Beneficial Ownership” of, any securities:

(a) which such Person or any of such Person’s Affiliates has, directly or indirectly, “beneficial ownership” of within the meaning of Section 13d-3 of the General Rules and Regulations under the Exchange Act;

(b) which such Person or any of such Person’s Affiliates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for Stock initiated prior the first public announcement of the adoption of this Plan) or upon the exercise of conversion, exchange or other rights, warrants or options (including, without limitation, within the meaning of Section 382), or otherwise;

(c) which such Person or any of such Person’s Affiliates has, directly or indirectly, the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security for purposes of clause (c) of this definition as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

(i) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act, and

(ii) is not also then reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report);

or

(d) which are beneficially owned, directly or indirectly, by any other Person or any Affiliate thereof with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding (whether or not in writing), with respect to acquiring, holding, voting (except pursuant to a revocable proxy or in connection with a proxy or consent solicitation described in clause the proviso to clause (c) of this definition) or disposing of any securities of the Company;

To the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person (i) would be deemed to constructively or otherwise own, or which would otherwise be aggregated with shares owned or beneficially owned by such Person, for purposes of Section 382, or (ii) would be deemed to have a direct or indirect economic or pecuniary interest, including, without limitation, interests or rights acquired through derivative, hedging or similar transactions relating to such securities with a counterparty, as determined by the Board in its sole and absolute discretion.

Notwithstanding the foregoing:

(a)    for purposes of this definition a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own”:

(i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange;

(ii) securities issuable upon exercise of Rights at any time prior to the occurrence of a Common Stock Event; or

(iii) securities issuable upon exercise of Rights which were held by a Person or its Affiliates prior to the Distribution Date as long as such Person is not responsible for the occurrence of the Common Stock Event giving rise to the Distribution Date;

(b)     no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

“Board” shall have the meaning set forth in the preamble to this Plan.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York and the State of New Jersey or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

“Closing Price” shall have the meaning set forth in Section 11.4 hereof.

“Code” shall have the meaning set forth in the preamble to this Plan.

“Common Stock” shall mean the Common Stock, $.01 par value per share, of the Company, except that “Common Stock” when used with respect to any Person other than the Company shall mean either (a) the capital stock or other equity interest of such Person with the greatest voting power, or (b) the equity securities or other equity interests having power to control or direct the management and affairs of such Person, or if such Person is a Subsidiary of another Person, the Person (x) who ultimately controls such Person that is the Subsidiary and (y) which has outstanding such common stock (or such other capital stock, equity securities or interests). “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the manager or managers, general partner, or partners or persons or entities performing similar functions.

“Common Stock Equivalents” shall have the meaning set forth in Section 11.1.3(b)(iii) hereof.

“Common Stock Event” shall mean when any Person, alone or together with its Affiliates, at any time after the Declaration Date becomes an Acquiring Person.

“Company” shall have the meaning set forth in the preamble to this Plan.

“Current Market Price” shall have the meaning set forth in Section 11.4 hereof.

“Current Value” shall have the meaning set forth in Section 11.1.3 hereof.

“Declaration Date” shall have the meaning set forth in the preamble to this Plan.

“Directors” shall mean the members of the Board.

“Disqualified Transferee” shall mean any Person who is a direct or indirect transferee of any Right from an Acquiring Person or an Affiliate of an Acquiring Person and who became such a transferee (a) after the occurrence of a Common Stock Event or (b) prior to or concurrently with the Acquiring Person becoming such and received such Right pursuant to a transfer (whether or not for value) (x) from the Acquiring Person to holders of its Stock or other equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Right, the shares of Stock associated with such Rights or the Company, or (y) which a majority of the Board determines is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect, the avoidance of Section 7.5 hereof.

“Distribution Date” shall mean the date which is the later of (a) the earlier of the close of business (i) the 10th calendar day following the Stock Acquisition Date or (ii) the 10th Business Day following the Offer Commencement Date or (b) such specified or unspecified date thereafter which is on or after the Dividend Record Date, as may be determined by a majority of the Board.

“Dividend Record Date” shall have the meaning set forth in the preamble to this Plan.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11.2 hereof.

“Excess Amount” shall have the meaning set forth in Section 11.1.3 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934 (or any successor act), as in effect on the Declaration Date.

“Exchange Date” shall mean the time at which Rights are exchanged as provided in Section 23 hereof.

“Exchange Ratio” shall have the meaning set forth in Section 23.1 hereof.

“Exchangeable Shares” shall mean the non-voting Exchangeable Shares of SMTC Canada, an indirect subsidiary of the Company.

“Exempt Person” shall mean a Person whose Beneficial Ownership (together with all Affiliates of such Person) of 4.9% or more of the Common Stock then-outstanding will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Attributes, provided, however, that such a Person will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates of such person) on the availability to the Company of its Tax Attributes.

“Expiration Date” shall mean the earliest of (i) the Close of Business on December 31, 2013; provided, however, that the Board may extend this Plan for additional one-year periods if it determines that such extension is reasonably necessary to protect the NOLs and is in the best interests of the Company and its stockholders and the stockholders approve such extension, (ii) the Redemption Date, (iii) the Exchange Date, (iv) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Attributes similar to that provided by this Plan, (v) the repeal of section 382 of the Code or any successor statute (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines that this Plan is no longer necessary for the preservation of Tax Attributes, or (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward. Notwithstanding the foregoing, the Plan will be terminated and be of no further force and effect if not approved by the stockholders of the Company at the 2010 Annual Meeting or within a reasonable time thereafter prior to any Distribution Date.

“Offer Commencement Date” shall mean the date of the commencement by any Person, other than (a) the Company, (b) a Subsidiary of the Company, (c) any employee benefit plan of the Company or of any Subsidiary of the Company or (d) any Person organized, appointed, or established by the Company or such Subsidiary pursuant to the terms of any such plan, of a tender or exchange offer (including when such offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) if upon consummation thereof such Person and Affiliates thereof would be the Beneficial Owner of 4.9% or more of the then outstanding shares of Common Stock (including any such date which is after the date of this Plan and prior to the issuance of the Rights on the Dividend Record Date or thereafter).

“Officers’ Certificate” has the meaning set forth in Section 19.2 hereof.

“Other Consideration” has the meaning set forth in Section 6.1 hereof.

“Permitted Offer” shall mean a tender or exchange offer for all outstanding Common Shares made in the manner prescribed by Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided that a majority of the disinterested Directors then in office has determined that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (taking into account all factors that such Directors deem relevant, including without limitation prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value).

“Person” shall mean (a) a company, corporation, association, partnership, joint venture, limited liability company, trust, estate, organization, business, entity or individual, and shall include any successor (by merger or otherwise) of any such entity (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act, or (c) any group of Persons that have a formal or informal understanding among themselves to make a “coordinated acquisition” of shares of Stock, or any Person or Persons that is or are otherwise treated as an “entity,” each within the meaning of Section 382, as determined by the Board.

“Preferred Stock” shall mean the preferred stock of the Company, having the rights and preferences set forth in the form of Certificate of Designation, Preferences and Rights of Preferred Stock attached hereto as Exhibit A.

“Purchase Price” shall have the meaning set forth in Section 7.2 hereof.

“Redemption Date” shall mean the time at which the Rights are redeemed as provided in Section 22 hereof.

“Redemption Price” shall have the meaning set forth in Section 22 hereof.

“Rights” shall have the meaning set forth in the preamble to this Plan.

“Rights Agent” shall have the meaning set forth in the preamble of this Plan subject to the appointment of a successor Rights Agent pursuant to Section 20 hereof.

“Rights Certificates” shall have the meaning set forth in Section 3.2 hereof.

“Section 382” shall mean Section 382 of the Code and the Treasury Regulations thereunder and any successor or replacement thereof.

“Stock” shall mean the Common Stock and the Exchangeable Shares.

“Stock Acquisition Date” shall mean the earlier of (a) the date of the first public announcement by an Acquiring Person or the Company that an Acquiring Person has become such (including the first date on which any filing with any governmental authority disclosing that an Acquiring Person has become such becomes available to the public) or (b) the date on which a majority of the Directors have actual knowledge that an Acquiring Person has become such; provided, however, that if such Person is determined not to have become an Acquiring Person pursuant to this Section 1 then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

“Substitution Period” shall have the meaning set forth in Section 11.1.4 hereof.

“Summary of Rights” shall have the meaning set forth in Section 3.3 hereof.

“Tax Attributes” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

The term, “then outstanding”, when used with reference to the percentage of the then outstanding securities beneficially owned by a Person, shall mean the number of securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person or any of such Person’s Affiliates would be deemed to beneficially own hereunder.

“Trading Day” shall mean a day on which the principal national securities exchange or comparable system which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange or comparable system, a day which is a Business Day.

2.    Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such co-Rights Agent.

3.    Evidence and Transfer of Rights.

3.1.    Prior to Distribution Date. Until the Distribution Date, (a) the Rights will be evidenced by the certificates representing shares of Stock registered in the names of the holders of the Stock (which certificates shall be deemed also to be certificates for the associated Rights) and not by separate rights certificates, and the registered holders of the Stock shall also be the registered holders of the associated Rights and (b) the Rights will be transferable only in connection with the transfer of the associated shares of Stock.

3.2.    After Distribution Date. As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following, and has provided the Rights Agent with all necessary information (and if the Rights Agent is not also the transfer agent and registrar of Stock, has provided the Rights Agent with the names and addresses of all record holders of Stock), the Rights Agent will send by first class, insured, postage-prepaid mail, to each record holder of the Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the stock transfer records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing in the aggregate that number of Rights to which such holder is entitled in accordance with the provisions of this Plan. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Rights are exercisable only in accordance with the provisions of Section 7 hereof and are redeemable only in accordance with Section 22 hereof.

3.3.    Summary of Rights. As soon as practicable after the Dividend Record Date, the Company will make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may request it from time to time prior to the Expiration Date.

3.4.    Stock Then Outstanding on the Record Date. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates representing shares of the Stock then outstanding on the Dividend Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Stock represented by such certificate.

3.5.    Future Issuances of Stock; Stock Legends. Rights shall be issued in respect of all shares of Common Stock issued by the Company (whether originally issued, delivered from the Company’s treasury or issued upon exchange of Exchangeable Shares for Common Stock) and Exchangeable Shares issued by SMTC Canada after the Dividend Record Date but prior to the earliest of (a) the Distribution Date, (b) the Expiration Date or (c) the redemption of the Rights. Certificates representing such shares of Stock and certificates issued on transfer of any shares of Stock, with or without a copy of the Summary of Rights, prior to the Distribution Date (or earlier expiration or redemption of the Rights) shall be deemed also to be certificates for the associated Rights, and commencing as soon as reasonably practicable following the Dividend Record Date shall bear the following legend (or a legend substantially in the form thereof):

“This certificate also evidences and entitles the holder to Rights set forth in a Tax Benefits Preservation Plan between the issuer and Mellon Investor Services LLC, as Rights Agent (the “Rights Agent”), dated as of June 9, 2010 (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal offices of the issuer. The Rights Agent will mail to the registered holder of this certificate a copy of the Plan, as in effect on the date of mailing, without charge upon written request. Under certain circumstances set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances set forth in the Plan, Rights issued to, or held by any Person who is, was or becomes, or acquires shares from, an Acquiring Person or any Affiliate of an Acquiring Person (as each such term is defined in the Plan and generally relating to the ownership or purchase of certain shareholdings), whether currently held by or on behalf of such Person or Affiliate or by certain subsequent holders, may become null and void.

Until the Distribution Date or the earlier redemption, expiration or termination of the Rights, the Rights associated with the Stock shall be evidenced by the Stock certificates alone and the registered holders of Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Stock represented by such certificate.”

With respect to such certificates containing the foregoing legend, the Rights associated with the Stock represented by such certificates shall be evidenced by such certificates alone until the earlier of the Distribution Date, the Expiration Date or the Redemption Date, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Stock represented by such certificates. The failure to print the foregoing legend on any such certificate representing Stock or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7.5 hereof. In the event that the Company purchases or acquires any Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Stock which are no longer outstanding.

4.    Rights Certificates.

4.1.    Form of Rights Certificates. The Rights Certificates (and the form of assignment and the form of exercise notice and certificate to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Sections 11 and 21 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Dividend Record Date (or, if the shares to which the Rights are attached are issued thereafter, such date of issuance), shall include the date of countersignature and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as hereinafter defined), but the amount and type of securities issuable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

4.2.    Legends. Subject to Section 7.5, any Rights Certificate issued pursuant to Section 3.2 or 21 hereof that represents Rights beneficially owned by (a) any Acquiring Person or any Affiliate of an Acquiring Person, or (b) any Disqualified Transferee, and any other Rights Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any such Rights Certificate, shall contain (to the extent the Rights Agent has knowledge thereof and to the extent feasible) a legend in substantially the following form:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate (which includes both affiliates and associates) of an Acquiring Person (as each such term is defined in the Tax Benefits Preservation Plan between the issuer and Mellon Investor Services LLC, as Rights Agent, dated as of June 9, 2010 (the “Plan”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7.5 of the Plan. The Rights Agent will mail to the registered holder of this certificate a copy of the Plan as in effect on the date of such mailing, without charge upon written request.”

In the event that the Rights become exercisable, the Rights Agent and the Company will agree upon a procedure for determining which Rights will be so legended.

5.    Countersignature and Registration. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or facsimile thereof which shall be attested by the Treasurer or an Assistant Treasurer of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company. Any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such an officer. Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at the office of the Rights Agent designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of countersignature thereof by the Rights Agent.

6.    Replacement of Rights Certificates.

6.1.    Transfer, Split-up, Combination and Exchange of Rights Certificates. Subject to the provisions of Sections 4.2, 7.5, and hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Close of Business on the Expiration Date or the redemption of the Rights, any Rights Certificate may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following a Common Stock Event, Stock and/or such other securities, cash, or other assets as shall be issuable in respect of the Rights in accordance with the terms of this Plan (such other securities, cash or other assets being referred to herein as “Other Consideration”)) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined, or exchanged at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company or the Rights Agent shall reasonably request. Thereupon, subject to Sections 4.2, and 13 hereof, the Company shall execute and the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holders of Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates which the Company is not required to pay in accordance with Section 9.4 hereof. The Rights Agent shall have no duty or obligation under any Section of this Plan requiring the payment of any taxes or charges unless and until Rights Agent is satisfied that all such taxes and/or charges have been paid.

6.2.    Mutilated, Destroyed, Lost or Stolen Rights Certificates. Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, the receipt of indemnity or security satisfactory to them, and upon reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1.    Exercise of Rights. Except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and at or prior to the Close of Business on the Expiration Date. Immediately after the Close of Business on the Expiration Date (or the earlier redemption of the Rights), all Rights shall be extinguished and all Rights Certificates shall become null and void. To exercise Rights, the registered holder of the Rights Certificate evidencing such Rights shall surrender such Rights Certificate, with the form of election to purchase on the reverse side thereof and the certificate contained therein duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment in cash, only if by electronic or wire transfer, or by certified check or bank check, of the Purchase Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or, after a Common Stock Event, shares and/or similar units of Stock or Other Consideration) as to which the Rights are exercised (which payment shall include any additional amount payable by such Person in accordance with Section 9.4 hereof). The Rights Agent shall promptly deliver to the Company all payments of the Purchase Price received in respect of Rights Certificates accepted for exercise.

7.2.    Purchase Price. The purchase price for each one one-hundredth of a share of Preferred Stock issuable pursuant to the exercise of a Right (the “Purchase Price”) shall initially be $10.00, shall be subject to adjustment as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America.

7.3.    Duties of Rights Agent Upon Exercise. Subject to Section 11.1.2, upon receipt of a Rights Certificate representing the Rights, with the form of election to purchase set forth on the reverse side thereof and the certificate contained therein duly executed, accompanied by payment of the Purchase Price, with respect to each Right so exercised, the Rights Agent, subject to Sections 7.5, 11.1.3 and 19.11 hereof, shall thereupon promptly:

(a) requisition from any transfer agent of the Preferred Stock (or Common Stock, as the case may be) (or from the Company if there shall be no such transfer agent, or make available if the Rights Agent is such transfer agent) certificates for the total number of one one-hundredths of a share of Preferred Stock (or Common Stock, as the case may be) to be purchased, and the Company hereby irrevocably authorizes such transfer agent to comply with any such request,

(b) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated in writing by such holder, and

(c) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of a fractional share in accordance with Section 13 hereof and after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate.

After the occurrence of a Common Stock Event, the Company shall make all necessary arrangements so that any Other Consideration then deliverable in respect of the Rights is available for distribution by the Rights Agent. For purposes of this Section 7, the Rights Agent shall be entitled to rely, and shall be protected in relying, on an Officers’ Certificate from the Company to the effect that the Distribution Date has occurred.

7.4.    Partial Exercise. Subject to Sections 4.2, and 13 hereof, in case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be executed and delivered by the Company to the Rights Agent and countersigned and delivered by the Rights Agent to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns.

7.5.    Rights Owned by Acquiring Person or Disqualified Transferee Null and Void. Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Common Stock Event, any Rights beneficially owned by (a) an Acquiring Person or an Affiliate of an Acquiring Person or (b) a Disqualified Transferee shall become null and void and such Rights shall be deemed to be not outstanding without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7.5 and Section 4.2 hereof are complied with, but the Company shall have no liability to any holder of Rights Certificates or other Person, and none of the terms of this Plan or the Rights shall be deemed to be waived with respect to such holder or other Person, as a result of any failure by the Company to make any determinations with respect to an Acquiring Person or any Affiliate of an Acquiring Person or Disqualified Transferees hereunder or any failure to have a legend placed on any Rights Certificate in accordance with Section 4.2 hereof or on any Stock certificate in accordance with Section 3.5 hereof.

7.6.    Proper Exercise Required. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a holder of any Rights Certificate upon the occurrence of any purported exercise thereof unless such holder shall have (a) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (b) provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company or the Rights Agent shall reasonably request.

8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of and accepted for exercise, or surrendered for the purpose of redemption, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or retired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or may, at the written request of the Company, but shall not be required to, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.    Reservation and Availability of Shares of Preferred Stock; Other Covenants.

9.1.    Reservation and Availability of Preferred Stock. The Company covenants and agrees that on and after the Distribution Date, it shall use reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (or, following the occurrence of a Common Stock Event, out of its authorized and unissued shares of Common Stock and/or Other Consideration, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (or, following a Common Stock Event, shares of Common Stock and/or Other Consideration) that, except as provided in Section 11.1.3 hereof, would then be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the reservation of such shares shall be subject and subordinate to any other reservation of such shares made by the Company at any time for any lawful purpose; provided, further, however, that in no event shall such failure to so reserve shares affect the rights of any holder of Rights hereunder.

9.2.    Best Efforts to List Shares Issuable Upon Exercise. The Company covenants and agrees that on and after the Distribution Date so long as the Preferred Stock (or, following a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) issuable upon the exercise of Rights may be listed on any national securities exchange or comparable system, the Company shall use its best efforts to cause all shares (or similar units) reserved for such issuance to be listed on such exchange or comparable system upon official notice of issuance upon such exercise.

9.3.    Duly Authorized, Fully Paid, Nonassessable Shares. The Company covenants and agrees that it shall take all such action as may be necessary to ensure that each one one-hundredth of a share of Preferred Stock (or, following a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration delivered upon exercise of Rights) shall, at the time of delivery of the certificates for such shares (or units), subject to payment in full of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

9.4.    Taxes. The Company covenants and agrees that it shall pay when due and payable any and all taxes and transfer charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration) upon the exercise of Rights; provided, however, that the Company shall not be required to pay any such tax or transfer charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or in the issuance or delivery of certificates for any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration) in a name other than that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for any shares of Preferred Stock (and, following the occurrence of a Common Stock Event, any shares and/or similar units of Common Stock or Other Consideration) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender thereof) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

9.5.    Registration of Securities Issuable Upon Exercise of Rights. The Company shall use its best efforts (a) to file, as soon as practicable following the earliest date after the first occurrence of a Common Stock Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Plan, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities issuable upon exercise of the Rights on an appropriate form, (b) to cause such registration statement to become effective as soon as practicable after such filing and (c) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (i) the date as of which the Rights are no longer exercisable for such securities, or (ii) the Expiration Date or earlier redemption of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states of the United States in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (a) of this Section 9.5, the exercisability of the Rights in order to prepare and file such registration statement or to permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9.5 and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

10.    Issuance of Stock Upon Exchange; No Rights as Stockholder Until Exercise. Each Person in whose name any certificate for any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, shares and/or similar units of Common Stock or Other Consideration) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or such shares and similar units of Common Stock and/or Other Consideration, as the case may be) represented thereby, and such certificate shall be dated the date which is the later of (a) the date upon which the Rights Certificate evidencing such Rights was duly surrendered, or (b) the date upon which payment of the Purchase Price (and any applicable taxes or charges) in respect thereof was made; provided, however, that if such date is a date upon which the relevant transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (or Other Consideration) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Company are open; provided, further, that the Company covenants and agrees that it shall not close such transfer books for a period exceeding ten consecutive days. Prior to the exercise of the Rights evidenced thereby (which shall be deemed to have occurred on the date such certificate for shares and/or similar units of Preferred Stock, Common Stock or Other Consideration shall be dated in accordance with this Section 10), the holder of a Rights Certificate, as such, shall not be entitled to any rights of a security holder of the Company with respect to the shares of Preferred Stock (and/or such shares or similar units of Common Stock or Other Consideration) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as expressly provided herein.

11.    Adjustments to Rights. The Purchase Price and the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1.    Stock Splits; Flip-in Provisions.

11.1.1    Stock Splits and Other Adjustments to Preferred Stock. In the event that the Company shall at any time after the Record Date but prior to the Declaration Date (a) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (b) subdivide the outstanding Preferred Stock, (c) combine the outstanding Preferred Stock into a smaller number of shares or (d) issue, change, or alter any of its shares of capital stock in a reclassification or recapitalization (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1 and Section 7.5 hereof, then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable upon exercise of the Rights at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of Preferred Stock or other capital stock which, if such Right had been exercised immediately prior to such time at the Purchase Price then in effect and at a time when the transfer books for the Preferred Stock (or other capital stock) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. If an event occurs which would require an adjustment under both this Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided in this Section 11.1.1 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11.1.2 hereof.

11.1.2    Flip-in Provisions. Subject to Section 23, in the event a Common Stock Event shall have occurred, then promptly following such Common Stock Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7.5 hereof, shall thereafter have the right to receive, upon exercise thereof at the Purchase Price in effect at the time of exercise in accordance with the terms of this Plan, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying an amount equal to the then current Purchase Price by an amount equal to the number of one one-hundredths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of any such event whether or not such Right was then exercisable and (y) dividing that product by 50% of the Current Market Price per share of the Common Stock of the Company (as defined in Section 11.4 hereof) determined as of the date of such first occurrence.

11.1.3    Substitution of Securities or Assets Issued Upon Exercise. In the event that:

(a) the number of shares of Preferred Stock (or Common Stock) which are authorized by the Company’s charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 7 hereof, or

(b) a majority of the Board determines that it would be appropriate and not contrary to the interests of the holders of Rights (other than any Acquiring Person or Disqualified Transferee or any Affiliate of the Acquiring Person or Disqualified Transferee),

then,

in lieu of issuing whole or fractional shares of Preferred Stock (or Common Stock) in accordance with Section 7 hereof, the Board shall determine an amount, if any, (the “Excess Amount”) equal to the excess of (x) the value (the “Current Value”) of the whole or fractional shares of Preferred Stock (or Common Stock) issuable upon the exercise of a Right in accordance with Section 7.3 hereof, over (y) the Purchase Price, and the Company shall, with respect to each Right, make adequate provision to substitute for such whole or fractional shares of Preferred Stock (or Common Stock), upon payment of the applicable Purchase Price,

(i) cash,

(ii) a reduction in the Purchase Price,

(iii) Common Stock or other equity securities of the Company (including, without limitation, shares or units of Preferred Stock or preferred stock which the Board has deemed in good faith to have the same value as a share of Common Stock (such shares of preferred stock being referred to herein as “Common Stock Equivalents”)),

(iv) debt securities of the Company,

(v) other assets, or

(vi) any combination of the foregoing (which would include the additional consideration provided to any holder by reducing the Purchase Price) having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board;

provided, however, subject to the provisions of Section 9.5 hereof, that if the Company shall not have made adequate provision to deliver value pursuant to this Section 11.1.3 within 30 days following the first occurrence of a Common Stock Event described in Section 11.1.2 hereof, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, whole or fractional shares of Preferred Stock (or Common Stock) (to the extent available) and then, if necessary, cash, securities, and/or assets which in the aggregate are equal to the Excess Amount.

11.1.4    Substitution Period; Suspension of Exercisability. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth in Section 11.1.3 may be extended to the extent necessary, but not more than 90 days following the first occurrence of such a Common Stock Event (such 30 day period as it may be extended to 90 days, is referred to herein as the “Substitution Period”). To the extent that the Company determines that some action is to be taken pursuant to Section 11.1.3 and the preceding provision of this Section 11.1.4, the Company (a) shall provide, subject to Section 7.5 hereof, that (except as to the form of consideration which shall be determined as appropriate by a majority of the Board) such action shall apply uniformly to all outstanding Rights which shall not have become null and void and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such provisions and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 11.1.4, and give the Rights Agent a copy of such announcement. For purposes of Section 11.1.3 and this Section 11.1.4 the value of the Common Stock issuable upon exercise of a Right in accordance with Section 7.3 hereof shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11.4 hereof) on the Close of Business on the date of the first occurrence of such a Common Stock Event and the value of any Common Stock Equivalent shall be deemed to be equal to the Current Market Price per share of the Common Stock on such date.

11.2.    Issuance of Other Rights to Purchase Preferred Stock. In the event the Company shall, after the Dividend Record Date, fix a record date for the issuance of any options, warrants, or other rights to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase (a) Preferred Stock, (b) shares having the same rights, privileges and preferences as the shares of any number of one one-hundredths of a share of Preferred Stock (“Equivalent Preferred Stock”) or (c) securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share of Preferred Stock or Equivalent Preferred Stock, if a security is convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock (determined in accordance with Section 11.4 hereof) determined as of such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate minimum offering price of the total number of shares of one one-hundredths of a share of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate minimum conversion price of such convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the maximum number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or the maximum number of shares into which such convertible securities so to be offered are convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, for purposes of this Section 11.2 the value of such consideration shall be the fair market value thereof as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent). Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such options, warrants or other rights are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

11.3.    Distributions of Cash or Other Assets. In the event that the Company shall, after the Dividend Record Date, fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving or continuing Person) of evidences of indebtedness, cash (other than cash dividends paid out of the earnings or retained earnings of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), other property (other than a dividend payable in a number of one one-hundredths of a share of Preferred Stock, but including any dividend payable in capital stock other than Preferred Stock), or subscription rights or warrants (excluding those referred to in Section 11.2 hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be (a) the Current Market Price per share of Preferred Stock (as defined in Section 11.4 hereof) determined as of such record date, less (b) the sum of (i) that portion of cash plus (ii) the fair market value, as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent) of that portion of such evidences of indebtedness, such other property, and/or such subscription rights or warrants applicable to one share of Preferred Stock and of which the denominator shall be such Current Market Price per share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

11.4.    Determination of Current Market Price and Closing Price. For purposes of any computation hereunder, the “Current Market Price” per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Prices of such security for the 30 consecutive Trading Days immediately prior to, but not including such date; provided, however, that in the event that the Current Market Price per share of such security is determined during a period following the announcement by the issuer of such security of (a) a dividend or distribution on such security payable in shares (or units) of such security or securities convertible into shares (or units) of such security, or (b) any subdivision, combination or reclassification of such security, and prior to the expiration of such 30 Trading Days after (x) the ex-dividend date for such dividend or distribution or (y) the record or effective date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the “Current Market Price” shall be the Closing Price of such security on the last day of such 30 Trading Day period.

For purposes of this Plan, the “Closing Price” of any security on any day shall be the last sale price, regular way, with respect to shares (or units) of such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national exchange on which such security is listed; or, if such security is not so listed or admitted to trading, the last quoted sale price with respect to shares (or units) of such security, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to shares (or units) of such security; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to shares (or units) of such security, as furnished by a professional market maker making a market in such security selected by the Board; or, if no such market maker is available, the fair market value of shares (or units) of such security as of such day as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent); provided, however, that the “Closing Price” of one one-hundredth of a share of Preferred Stock as of any Trading Day shall be equal to the Closing Price of a whole share of Preferred Stock on such Trading Day divided by 100; provided, further, that if the Closing Price of such a share of Preferred Stock as of any Trading Day cannot be reasonably determined by the foregoing provisions, the “Closing Price” of one one-hundredth of a share of Preferred Stock on such Trading Date shall be the Closing Price of a share of Common Stock on such Trading Day.

11.5.    Minor Adjustments; Calculation Precision; Purchase Price Reductions. No adjustment in the Purchase Price shall be required unless adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest (a) one-thousandth of a share (or similar unit) of Stock or securities other than Preferred Stock or Equivalent Preferred Stock or (b) one-millionth of a share of Preferred Stock or Equivalent Preferred Stock. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than the earlier of (x) three years from the date of the transaction which mandates the adjustment or (y) the Expiration Date. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those required by this Section 11.5, as it in its discretion shall determine to be advisable in order that any dividends, subdivision of shares, distribution of rights to purchase shares of beneficial interest or other stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

11.6.    Comparable Adjustments upon Substitution of Securities. In the event that at any time, as a result of an adjustment made in respect of a Common Stock Event, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such other shares contained in Sections 11.1, 11.2, 11.3, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.13 and 11.15, and the provisions of Sections 7, 9, 10, 11.4, and 13 hereof with respect to the shares of Preferred Stock shall apply on like terms to any such other shares.

11.7.    Status of Rights Certificates After a Purchase Price Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights represented thereby, all subject to further adjustment as provided herein.

11.8.     Status of Rights Certificates After Certain Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9 hereof, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Sections 11.2 and 11.3 hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (a) multiplying (i) the number of one one-hundredths of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (ii) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (b) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9.     Option to Adjust Number of Rights. Assuming that no other adjustment pursuant to this Section 11 has been made, the Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by the Purchase Price in effect immediately after such adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9 the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 13 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

11.10.     No Obligation to Re-Issue Adjusted Right Certificates. Irrespective of any adjustment or change in the Purchase Price or the number of whole or fractional shares of Preferred Stock issuable upon exercise of such Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

11.11.     Adjustments Below Par Value. Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

11.12.     Delay in Issuance of Rights Until Occurrence of Adjustment Event. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one one-hundredths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional securities upon the occurrence of the event requiring such adjustment.

11.13.     Adjustments to Purchase Price for Tax Reasons. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, by means of a resolution of the Board acting in good faith, shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the Current Market Price thereof, issuance wholly for cash of Common Stock (or other securities which by their terms are convertible into or exchangeable for Common Stock), dividends payable in shares of Common Stock or other capital stock or shares of beneficial interest, or issuance of rights, options, or warrants referred to hereinabove in this Section 11, hereafter made or declared by the Company to the holders of its Stock, shall not be taxable to such holders.

11.14.    No Prejudice of Rights Through Business Combinations. The Company covenants and agrees that it shall not, at any time after the Distribution Date, (a) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11.14 hereof), (b) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), or (c) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, more than 25% of (i) the assets (taken at net asset value as stated on the books of the Company and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) or (ii) the earning power of the Company and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons (other than the Company or any of its Subsidiaries in a transaction that complies with the proviso at the end of this sentence), if (x) at the time of or immediately after such consolidation, merger or sale, there are any rights, warrants or other instruments or securities outstanding or agreements (whether or not in writing) in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of such other Person shall have received a distribution of Rights previously owned by such Person or any of its Affiliates; provided, however, that, subject to the following sentence, this Section 11.14 shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22 or 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15.    Adjustment of Rights upon Common Stock Dividend, Split or Combination. Anything in this Plan to the contrary notwithstanding, in the event that the Company shall at any time after the Declaration Date and prior to the Distribution Date (a) declare or pay a dividend on the then outstanding shares of Common Stock payable in shares of Common Stock or (b) effect a subdivision, combination or consolidation of the then outstanding Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or smaller number of shares, then in any such case, (x) the number of one one-hundredths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock then outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock then outstanding immediately following the occurrence of such event; and (y) each share of Common Stock then outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock then outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

11.16.    Exchangeable Shares Provision. Whenever an Exchangeable Share with a Right attached thereto is exchanged for a share of Common Stock, the Right attached to the Exchangeable Share shall be extinguished and void. Any share of the Common Stock issued upon the exchange of an Exchangeable Share shall have a Right attached in accordance with Section 3.5 hereof.

12.    Certificate of Adjustments. Whenever an adjustment (including without limitation, an event which causes Rights to become null and void) is made as provided in Section 11 or Section 12 hereof, the Company shall (a) promptly prepare an Officers’ Certificate setting forth such adjustment, including any adjustment in Purchase Price, the number of shares or Other Consideration payable, and a brief statement of the facts, computation and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with the applicable transfer agent for the Preferred Stock and Stock a copy of such Officers’ Certificate, and (c) mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such Officers’ Certificate and on any adjustment therein contained, and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such an Officers’ Certificate.

13.    Fractional Rights and Fractional Shares.

13.1.    Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute fractions of Rights, except prior to the Distribution Date as provided in Section 11.9 hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, at the election of the Company, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 13.1, the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second paragraph of Section 11.4 hereof.

13.2.    Cash in Lieu of Fractional Shares Upon Exercise. The Company shall not be required to issue fractions of shares of its capital stock upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than, in each case with respect to Preferred Stock or Equivalent Preferred Stock, fractions which are integral multiples of one one-hundredth of a share of Preferred Stock or Equivalent Preferred Stock, as the case may be). Fractions of shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, in integral multiples of one one-hundredth of a share of Preferred Stock or Equivalent Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depository selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock or the Equivalent Preferred Stock represented by such depositary receipts. In lieu of fractional shares, at the election of the Company, there shall be paid to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of such capital stock. For purposes of this Section 13.2, the current market value of a share of such capital stock shall be the Closing Price of such capital stock for the Trading Day immediately prior to the date of such exercise.

13.3.    Waiver of Right to Fractions. The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or (except as provided in Section 13.2 hereof) any fractional share upon exercise of a Right. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

14.    Rights of Action. Excepting the rights of action given the Rights Agent under any Section hereunder and except as set forth in Section 19.12 hereof, all rights of action in respect of this Plan are vested in the registered holder of each Right; and any registered holder of any Right, without the consent of the Rights Agent or of the holder of any other Right, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such registered holder’s right to exercise the rights evidenced by such Right in the manner provided in such Rights Certificate and in this Plan, and the Company hereby agrees to reimburse such registered holder for all expenses (including reasonable attorneys’ fees) incurred by such registered holder in connection therewith. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of the obligations hereunder, and shall be entitled to injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Plan.

15.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Stock;

(b) from and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with a form of assignment and certificate set forth on the reverse side thereof duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c) subject to Sections 6.1 and 7.6 hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or, prior to the Distribution Date, the associated Stock certificate, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company agrees to use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

16.    Rights Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or otherwise be deemed for any purpose the holder of any securities of the Company which may be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any action by the Company, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or preemptive rights, or otherwise, until the time specified in Section 10 hereof.

17.    Payment and Indemnification of the Rights Agent. The Company agrees to pay to the Rights Agent such reasonable compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damages, judgments, fines, penalties, claims, demands, settlements, costs or expenses (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of this Plan, including the costs and expenses of defending against any claim of liability for any of the foregoing. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 17 and Section 19 below shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent. The Rights Agent shall be fully protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for any number of one one-hundredths of a share of Preferred Stock, or for shares of Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons, and verified or acknowledged as required by this Plan, or otherwise upon the advice of counsel as set forth in Section 19 hereof.

18.    Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan and any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan. In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

19.    Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed upon it by this Plan and no implied duties or obligations shall be read into this Plan against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions:

19.1.    Consultation with Legal Counsel. The Rights Agent may consult with legal counsel of its selection (who may be legal counsel to the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

19.2.    Officer’s Certificate. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate (an “Officers’ Certificate”) signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such Officers’ Certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such Officers’ Certificate.

19.3.    Liability. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited to the amount of fees paid by the Company to the Rights Agent.

19.4.    No Liability for Facts or Recitals. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Rights Certificates (except its countersignature on such Rights Certificate) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

19.5.    Limitations on Responsibility. The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 22 hereof or be responsible for the manner, method or amount of any such adjustment or procedures or the ascertaining of the existence of facts that would require any such adjustment or procedure (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate delivered pursuant to Section 12 hereof, describing any such adjustment or procedures); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock, Common Stock or other securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any shares of Common Stock, or any shares or similar units of other securities, will, when issued, be validly authorized and issued, fully paid, and nonassessable.

19.6.    Further Assurances by the Company. The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

19.7.    Authorization to Rely upon Instructions. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instruction shall be full and complete authorization and protection to the Rights Agent and it shall not be liable for or in respect to any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken, suffered or omitted and the Rights Agent shall not be liable for or in respect to any action taken, suffered or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent has received written instructions from the Company in response to such application specifying the action to be taken, suffered or omitted.

19.8.    Transactions with the Company. The Rights Agent and any stockholder, director, officer, Affiliate or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any stockholder, director, Affiliate, officer, or employee from acting in any other capacity for the Company or for any other Person.

19.9.    No Liability for Acts of Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other person resulting from any such act, default, neglect or misconduct absent gross negligence, bad faith, or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

19.10.    No Financial Risk. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

19.11.    Acting on Void Rights. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certification appearing on the reverse side thereof following the form of election to purchase has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

19.12.    No Liability to Third Parties. The provisions of this Section 19 are solely for the benefit of the Rights Agent or the Company and any failure or omission under this Section 19 shall not affect the rights of the Company under this Plan, and neither the Rights Agent nor the Company shall have any liability to any holder of Rights or other Person on account of such failure or omission.

20.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice in writing mailed to the Company and to the applicable transfer agent of the Stock by registered or certified overnight mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent, to the applicable transfer agent of the Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be:

(a) a Person organized and doing business under the laws of the United States or of any other State of the United States, in good standing, having an office designated for such purpose, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000, or

(b) an Affiliate of a Person described in clause (a) of this sentence.

After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the “Rights Agent” for all purposes of this Plan. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and the applicable transfer agent of the Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

21.    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale by the Company of shares of Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (x) no such Rights evidenced by a Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights would be issued, and (y) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

22.    Redemption and Termination. The Board may, at its option, at any time prior to a Common Stock Event, redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, combination of shares, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time and on such basis and subject to such conditions as the Board in its sole discretion may establish. Immediately upon the taking of such action ordering the redemption of all of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights so redeemed will terminate and the only right thereafter of the holders of such Rights so redeemed shall be to receive the Redemption Price (without the payment of any interest thereon). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. Within 10 days after such action ordering the redemption of all of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the applicable transfer agent for the Stock; provided, that, failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form deemed appropriate by the Board) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

23.    Exchange.

23.1.    Exchange Option. The Board may, at its option, at any time after a Common Stock Event, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11 occurring after the date hereof (such exchange ratio, as the same may be so adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board may, at its option, at any time after a Common Stock Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7.5) for shares of Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Plan. Subject to the adjustment described in the foregoing sentence, the Board may, at its option, at any time after any Person becomes an Acquiring Person exchange all or part of the then outstanding and exercisable Rights for that number of shares of Common Stock per Right equal to fifty percent (50%) of the shares of Common Stock receivable upon the exercise of such Right under Section 11.1.2 (such exchange ratio being referred to herein as the “Alternative Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect any such exchange at any time after any Acquiring Person, together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

23.2.    Termination of Right to Exercise; Notices. Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 23.1 and without any further action and without any notice, the right to exercise such Rights shall terminate, and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio or the Alternative Exchange Ratio, as applicable. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7.5 hereof) held by each holder of Rights.

23.3.    Substitution for Common Stock. In any exchange pursuant to this Section 23, the Company, at its option, may substitute shares of Preferred Stock (or shares of Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or share of Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of shares of Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock (or share of Equivalent Preferred Stock) delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

23.4.    Authorization of Additional Shares. In the event that there shall not be sufficient shares of Common Stock or Preferred Stock authorized but unissued or issued but not outstanding to permit any exchange of Rights as contemplated in accordance with this Section 23.4, the Company shall take all such action as may be necessary to authorize additional Common Stock or Preferred Stock for issuance upon exchange of the Rights.

23.5.    No Fractions. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to each registered holder of a Rights Certificate with regard to which a fractional share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 23.5, the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock (as determined pursuant to Section 11.4 hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 23.5.

24.    Notice of Proposed Actions. In case the Company shall after the Distribution Date propose:

(a) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a cash dividend out of earnings or the retained earnings of the Company);

(b) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock, Common Stock or shares of stock of any other class or any other securities, rights, or options;

(c) to effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock);

(d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 25% of:

(i) the assets of the Company and its Subsidiaries (taken at net asset value as stated on the books of the Company and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), or

(ii) the earning power of the Company and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons; or

(e) to effect the liquidation, dissolution or winding up of the Company,

then, in each such case, the Company shall give to the Rights Agent and each holder of a Right, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Stock whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action. In case any Common Stock Event described in Section 11.1.2 hereof shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of the occurrence of such Common Stock Event, which shall specify such event and the consequences of the event to holders of Rights under Section 11.1.2 hereof. Notwithstanding anything in this Plan to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

25.    Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

SMTC Corporation
635 Hood Road
Markham, Ontario, L3R 4N6

Attention: Chief Financial Officer

Copy to:	Brian C. Erb
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006

Subject to the provisions of Sections 18 and 20 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd
Jersey City, NJ 07310

Attention: General Counsel

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

26.    Supplements and Amendments. For as long as the Rights are then redeemable and except as provided in the last sentence of this Section 26, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan without the approval of any holders of the Rights. At any time when the Rights are not then redeemable and except as provided in the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Right Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment pursuant to this clause (iii) shall materially adversely affect the interest of the holders of Rights (other than an Acquiring Person or any other Person in whose hands Rights are null and void under the provisions of 7.5 hereof). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent shall not be obligated to enter into any such supplement or amendment that adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan and shall not be bound by any such supplement or amendment not executed by it. Without limiting the foregoing, the Company may at any time prior to the time any Person becomes an Acquiring Person amend this Plan to raise or lower the threshold set forth in definition “Acquiring Person” (the “Reduced Threshold”), to raise or lower the Redemption Price or to extend or shorten the Expiration Date; provided, however, that no Person who beneficially owns a number of shares of Common Stock equal to or greater than the Reduced Threshold shall become an Acquiring Person unless such Person shall, after the public announcement of the Reduced Threshold, increase its beneficial ownership of the then outstanding Common Stock (other than as a result of an acquisition of Common Stock by the Company) to an amount equal to or greater than the greater of (A) the Reduced Threshold or (B) the sum of (x) the lowest beneficial ownership of such Person as a percentage of the then outstanding Common Stock as of any date on or after the date of the public announcement of such Reduced Threshold plus (y) 0.001%.

27.    Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

28.    Determinations and Actions by the Board; Etc. The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below all omissions with respect to the foregoing) which are done or made by the Board in good faith and with the concurrence of a majority of the Board then in office shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject any Director to any liability to the holders of the Rights. The Rights Agent shall be entitled to assume the Board acted in good faith and shall be fully protected and incur no liability in the Rights Agent’s reliance thereon.

29.    Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated shares of Stock) any legal or equitable right, remedy, or claim under this Plan or the Rights; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated Stock).

30.    Severability. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof; provided, however, if such excluded provision shall affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. If any term, provision, covenant or restrictions of this Plan is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the 10th day following the date of such determination by the Board.

31.    Governing Law. This Plan and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts to be made and performed entirely within said State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

32.    Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

33.    Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

34.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

35.    Patriot Act. The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

36.    Incentive Compensation Program. Mellon Investor Services LLC (“MIS”) has adopted an incentive compensation program designed (i) to facilitate clients gaining access to and being provided with explanations about the full range of products and services offered by MIS and its subsidiaries and (ii) to expand and develop client relationships. This program may lead to the payment of referral fees and/or bonuses to employees of MIS or its subsidiaries who may have been involved in a referral that resulted in the execution of obtaining of products or services by the Company covered by this plan or which may be ancillary or supplemental to such products or services. Any such referral fees or bonuses are funded solely out of fees and commissions paid by the Company under this plan or with respect to such ancillary or supplemental products or services.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed and set their respective hands and seals, all as of the day and year first above written.

SMTC Corporation

By:	/s/ Alex Walker
Title: Co Chief Executive Officer

Mellon Investor Services LLC, as Rights Agent

By:	/s/
Title: Vice President

APPENDIX B

SECOND AMENDED AND RESTATED

BY-LAWS

OF

SMTC CORPORATION

ARTICLE 1 - OFFICES

1.1     Registered Offices.  The registered office of SMTC Corporation (the “Corporation”) in the State of Delaware shall be located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address shall be Corporation Service Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

1.2     Other offices.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

1.3     Books.  The books of the Corporation may be kept within or without of the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2 - STOCKHOLDERS

2.1     Place of Meetings.  All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or a Chief Executive Officer (or, if there is no Chief Executive Officer, a President) or, if not so designated, at the registered office of the Corporation.

2.2     Annual Meeting.  The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held within six months after the end of each fiscal year on a date to be fixed by the Board of Directors or a Chief Executive Officer (or, if there is no Chief Executive Officer, a President), unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday, or at such other date and time as shall be fixed by the Board of Directors or a Chief Executive Officer (or, if there is no Chief Executive Officer, a President) and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of stockholders shall be deemed to refer to such special meeting.

2.3     Special Meeting.  Special meetings of stockholders may be called at any time by only the Chairman of the Board of Directors, a Chief Executive Officer (or, if there is no Chief Executive Officer, a  President) or by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors then in office, and (up to twice in any calendar year) shall also be called by the President or Secretary at the request in writing of a majority of the Board of Directors or the holders of not less than ten percent (10%) of the outstanding capital stock of the Corporation entitled to vote. Such written request shall state the purpose or purposes of the proposed meeting. Upon receipt of such written request, the President or Secretary shall call a special meeting of stockholders to be held at the offices of the Corporation or at a location, at the Corporation’s discretion, that is reasonable and convenient, at such date and time as the President or Secretary may fix, such meeting to be held not less than ten (10) nor more than sixty (60) days after the receipt of such written request.  Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.4     Notice of Meetings.  Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

2.5     Voting List.  The officer who has charge of the stock ledger of the Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

2.6     Quorum.  Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

2.7     Adjournments.  Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by a majority of the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than thirty (30) days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.8     Voting and Proxies.  Except as otherwise provided by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these By-Laws, each stockholder shall have one vote for each share of capital stock entitled to vote and held of record by such stockholder. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize another person or persons to vote or act for him or her by written proxy executed by the stockholder or his or her authorized agent and delivered to the Secretary of the Corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

2.9     Proxy Representation. Every stockholder may authorize another person or persons to act for him or her by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. The delivery of a proxy on behalf of a stockholder consistent with telephonic or electronically transmitted instructions obtained pursuant to procedures of the Corporation reasonably designed to verify that such instructions have been authorized by such stockholder shall constitute execution and delivery of the proxy by or on behalf of the stockholder. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof. A proxy purporting to be authorized by or on behalf of a stockholder, if accepted by the Corporation in its discretion, shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

2.10   Action at Meeting.  When a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the Certificate of Incorporation or by these By-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

2.11   Nomination of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. The nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 2.11. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided , however , that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then such nomination shall have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder (and evidence of such ownership if not also held of record by such stockholder). The Corporation may require any proposed nominee or nominating stockholder to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of a proposed nominee to serve as a director of the Corporation.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

2.12   Notice of Business at Annual Meetings.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, (c) otherwise properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the Corporation, the procedures in Section 2.11 must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided , however , that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then for the notice by the stockholder to be timely it must be so received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.12, except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules, or any successor provision, promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 2.12.

The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.12, and if he or she should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.13   Action without Meeting.  For so long as this Corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, stockholders may not take any action by written consent in lieu of a meeting.

2.14   Organization.  The Chairman of the Board, or in his or her absence a President shall call meetings of the stockholders to order, and act as chairman of such meeting; provided, however, that the Board of Directors may appoint any stockholder to act as chairman of any meeting in the absence of the Chairman of the Board. The Secretary of the Corporation shall act as secretary at all meetings of the stockholders; provided , however , that in the absence of the Secretary at any meeting of the stockholders, the acting chairman may appoint any person to act as secretary of the meeting.

ARTICLE 3 - DIRECTORS

3.1     General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the Corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

3.2     Number; Election and Qualification.  The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. The directors need not be stockholders of the Corporation.

3.3     Terms of Office.  Except as otherwise provided in the Certificate of Incorporation or these By-Laws, each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, however, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

3.4     Vacancies.  Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

3.5     Resignation.  Any director may resign by delivering his or her written resignation to the Corporation at its principal office or to a President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

3.6     Regular Meetings.  The regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided , that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

3.7     Special Meetings.  Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board of Directors, a Chief Executive Officer (or if there is no Chief Executive Officer, a President), two or more directors or by one director in the event that there is only a single director in office.

3.8     Notice of Special Meetings.  Notice of any special meeting of the Board of Directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. The notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least twenty four (24) hours in advance of the meeting, (ii) by sending a telegram, telecopy, or telex, or delivering written notice by hand, to his or her last known business or home address at least twenty four (24) hours in advance of the meeting, or (iii) by mailing written notice to his or her last known business or home address at least seventy two (72) hours in advance of the meeting. A notice or waiver of notice of a special meeting of the Board of Directors need not specify the purposes of the meeting.

3.9     Meetings by Telephone Conference Calls.  The Board of Directors or any members of any committee of the Board of Directors designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone, video conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at such meeting.

3.10    Quorum.  A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided , however , that in no case shall less than one-third (1/3) of the number of directors so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, other than announcement at the meeting, until a quorum shall be present.

3.11   Action at Meeting.  At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

3.12   Action by Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or committee of the Board of Directors, as applicable.

3.13   Removal.  The directors of the Corporation may not be removed without cause and may be removed for cause only by the affirmative vote of the holders of seventy-five percent (75%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose.

3.14   Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

3.15    Compensation of Directors.  The directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the Corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE 4 - OFFICERS

4.1     Enumeration.  The officers of the Corporation shall consist of one Chief Executive Officer or two Co-Chief Executive Officers (each of whom shall be considered a Chief Executive Officer for purposes of these By-Laws), one President or two Co-Presidents (each of whom shall be considered a President for purposes of these By-Laws), a Chief Financial Officer, a Secretary and a Treasurer. The Board of Directors may appoint other officers with such titles and powers as it may deem appropriate, including, without limitation one or more Vice Presidents and one or more Controllers.

4.2     Election.  The Chief Executive Officer or Co-Chief Executive Officers, as the case may be, President or Co-Presidents, as the case may be, Chief Financial Officer, Secretary and Treasurer shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

4.3     Qualification.  No officer need be a stockholder of the Corporation. Any two or more offices may be held by the same person.

4.4     Tenure.  Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him or her, or until his or her earlier death, resignation or removal.

4.5     Resignation and Removal.  Any officer may resign by delivering his or her written resignation to the Corporation at its principal office or to a Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his of her compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

4.6     Vacancies.  The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer or Co-Chief Executive Officer, as the case may be, President or Co-President, as the case may be, Secretary and Treasurer. Each such successor shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

4.7     Chairman of the Board.  The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he or she shall perform such duties and possess such powers as are assigned to him or her by the Board of Directors.

4.8     Chief Executive Officer.  The Chief Executive Officer or the Co-Chief Executive Officers shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the Corporation. Unless otherwise provided by the Board of Directors, a Chief Executive Officer shall preside at all meetings of the stockholders and, if a Chief Executive Officer is a director and subject to the provisions of Section 4.7, at all meetings of the Board of Directors. A Chief Executive Officer shall perform such other duties and possess such other powers as the Board of Directors may from time to time prescribe.

4.9     President.  A President shall perform such duties and possess such powers as the Board of Directors or a Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of all Chief Executive Officers, a President shall perform the duties of a Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the office of Chief Executive Officer.

4.10   Chief Financial Officer.  The Chief Financial Officer shall perform such duties and possess such powers as the Board of Directors or a Chief Executive Officer may from time to time prescribe. The Chief Financial Officer shall have the custody of the corporate funds and securities; shall keep full and accurate all books and accounts of the Corporation as shall be necessary or desirable in accordance with applicable law or generally accepted accounting principles; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the Chairman of the Board or the Board of Directors; shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements; and shall render to the Board of Directors, at its regular meeting or when the Board of Directors so requires, an account of the Corporation.

4.11   Vice Presidents.  Any Vice President shall perform such duties and possess such powers as the Board of Directors, a Chief Executive Officer or a President may from time to time prescribe. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other such title.

4.12   Controllers.  Any Controller shall perform such duties and possess such powers as the Board of Directors, a Chief Executive Officer or any Vice President may from time to time prescribe. The Board of Directors may assign to any Controller the title of Assistant Controller or any other such title.

4.13   Secretary.  The Secretary shall perform such duties and possess such powers as the Board of Directors or a Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.  In the event of the absence, inability or refusal to act of the Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

4.14   Treasurer.  The Treasurer shall perform such duties and possess such powers as the Board of Directors, a Chief Executive Officer or the Chief Financial Officer may from time to time prescribe. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the Corporation. Unless the Board of Directors has designated another officer as Chief Financial Officer, the Treasurer shall be the Chief Financial Officer of the Corporation.

In the event of the absence, inability or refusal to act of the Treasurer, the Board of Directors shall appoint a temporary treasurer, who shall perform the duties and exercise the powers of the Treasurer.

4.15   Other Officers, Assistant Officers and Agents.  Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

4.16   Salaries.  Officers of the Corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE 5 - CAPITAL STOCK

5.1     Issuance of Stock.  Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Corporation or the whole or any part of any unissued balance of the authorized capital stock of the Corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

5.2     Certificates of Stock.  Every holder of stock of the Corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him or her in the Corporation. Each such certificate shall be signed by, or in the name of the Corporation by, the Chairman of the Board of Directors, a Chief Executive Officer or a President, and the Treasurer or the Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the Corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

5.3     Transfers.  Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

5.4     Lost, Stolen or Destroyed Certificates.  The Corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the Corporation or any transfer agent or registrar.

5.5     Record Date.  The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.6     Dividends.  Subject to limitations contained in the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these By-laws, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.

ARTICLE 6 - GENERAL PROVISIONS

6.1     Fiscal Year.  Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the Corporation shall begin on the first day of January in each year and end on the last day of December in each year.

6.2     Corporate Seal.  The corporate seal shall be in such form as shall be approved by the Board of Directors.

6.3     Waiver of Notice.  Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or by the appearance of such person at such meeting in person or by proxy, shall be deemed equivalent to such notice. Any member of the Board of Directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

6.4     Voting of Securities.  Except as the directors may otherwise designate, a Chief Executive Officer or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other Corporation or organization, the securities of which may be held by this Corporation.

6.5     Evidence of Authority.  A certificate by the Secretary, or a temporary secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of such action.

6.6     Certificate of Incorporation.  All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended or restated and in effect from time to time.

6.7     Transactions with Interested Parties.  No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other Corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his, her or their votes are counted for such purpose, if:

(1) The material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee of the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

(2) The material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.8     Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

6.9     Pronouns.  All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

6.10   Contracts.  In addition to the powers otherwise granted to officers pursuant to Article 4 hereof, the Board of Directors may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

6.11   Loans.  The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a Director of the Corporation or its subsidiaries, whenever, in the judgment of the Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

6.12   Inspection of Books and Records.  The Board of Directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

6.13    Section Headings.  Section headings in these By-laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

6.14   Inconsistent Provisions.  In the event that any provision of these By-laws is or becomes inconsistent with any provision of the Restated Certificate of Incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these By-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE 7 - AMENDMENTS

These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by (a) the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present or (b) by the affirmative vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding.

APPENDIX C

SMTC CORPORATION
FORM OF FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ARTICLE I

The name of the Corporation is “SMTC Corporation”.

ARTICLE II

The registered office of this corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 31,000,000 shares, consisting of (i) 26,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

1.	Common Stock.

A.
General. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the corporation and each share of Common Stock shall be entitled to one vote. Except as otherwise provided by the DGCL or this Amended and Restated Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise. The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of this Corporation whether now or hereafter authorized.

B.	Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders. There shall be no cumulative voting.

C.
Number. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

D.
Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

E.
Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

2.	Preferred Stock.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Amended and Restated Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law and this Amended and Restated Certificate of Incorporation. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Amended and Restated Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

ARTICLE V

The Corporation shall have a perpetual existence.

ARTICLE VI

In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of this Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal the By-Laws adopted or amended by the Board of Directors.

ARTICLE VII

Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE VIII

1.
Indemnification. The Corporation shall, to the maximum extent permitted under the DGCL and except as set forth below, indemnify, hold harmless and, upon request, advance expenses to each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan (any such person being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with any action, suit, proceeding, claim or counterclaim, or part thereof, initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

2.
Advance of Expenses. Notwithstanding any other provisions, this Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, or any agreement, vote of stockholder or disinterested directors, or arrangement to the contrary, the Corporation shall advance payment of expenses incurred by an Indemnitee in advance of the final disposition of any matter only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking may be accepted without reference to the financial ability of the Indemnitee to make such repayment.

3.
Subsequent Amendment. No amendment, termination or repeal of this Article or of the relevant provisions of the DGCL or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

4.
Other Rights. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

5.
Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

6.
Merger or Consolidation. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

7.
Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was, or has agreed to become, a director, officer, employee or agent of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, against all expenses (including attorney’s fees) judgments, fines or amounts paid in settlement incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such expenses under the DGCL.

8.
Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Amended and Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X

This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1.
Number of Directors. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the By-Laws of the Corporation.

2.	Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the By-Laws of the Corporation.

3.
Terms of Office. Except as provided in Section 6 of this Article X, each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, however, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

4.
Removal. The directors of the Corporation may not be removed without cause and may be removed for cause only by the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose, notwithstanding the fact that a lesser percentage may be specified by law.

5.
Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

6.
Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meeting of stockholders shall be given in the manner provided by the By-Laws of this Corporation.

ARTICLE XI

1.
Dividends. The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interest of the Corporation; and said Board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

2.
Issuance of Stock. The shares of all classes of stock of the Corporation may be issued by the Corporation from time to time for such consideration as from time to time may be fixed by the Board of Directors of the Corporation, provided that shares of stock having a par value shall not be issued for a consideration less than such par value, as determined by the Board. At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its stock of any class or classes to run for such period of time, for such consideration, upon such terms and conditions, and in such form as the Board of Directors may determine. The Board of Directors shall have authority, as provided by law, to determine that only a part of the consideration which shall be received by the Corporation for the shares of its stock which it shall issue from time to time, shall be capital; provided, however, that, if all the shares issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Corporation over the amount so determined to be capital, as aforesaid, shall be surplus. All classes of stock of the Corporation shall be and remain at all times nonassessable.

The Board of Directors is hereby expressly authorized, in its discretion, in connection with the issuance of any obligations or stock of the Corporation (but without intending hereby to limit its general power so to do in other cases), to grant rights or options to purchase stock of the Corporation of any class upon such terms and during such period as the Board of Directors shall determine, and to cause such rights to be evidenced by such warrants or other instruments as it may deem advisable.

3.
Inspection of Books and Records. The Board of Directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

4.
Location of Meetings, Books and Records. Except as otherwise provided in the By-laws, the stockholders of the Corporation and the Board of Directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the Board of Directors or by the By-laws of this Corporation.

ARTICLE XII

At any time during which a class of capital stock of this Corporation is registered under Section 12 of the Securities Exchange Act of 1934 or any similar successor statute, stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

ARTICLE XIII

Special meetings of stockholders may be called at any time by only the Chairman of the Board of Directors, a  Chief Executive Officer (or, if there is no Chief Executive Officer, a President) or by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors then in office, and (up to twice in any calendar year) shall also be called by the President or Secretary at the request in writing of a majority of the Board of Directors or the holders of not less than ten percent (10%) of the outstanding capital stock of the Corporation entitled to vote. Such written request shall state the purpose or purposes of the proposed meeting. Upon receipt of such written request, the President or Secretary shall call a special meeting of stockholders to be held at the offices of the Corporation or at a location, at the Corporation’s discretion, that is reasonable and convenient, at such date and time as the President or Secretary may fix, such meeting to be held not less than ten (10) nor more than sixty (60) days after the receipt of such written request.  Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE XIV

The Board of Directors of this Corporation, when evaluating any offer of another party to make a tender or exchange offer for any equity security of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including without limitation: (i) the interests of the stockholders of the Corporation; (ii) whether the proposed transaction might violate federal or state laws; and (iii) not only the consideration being offered in the proposed transaction, in relation of the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation’s financial condition and future prospects.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and to engage in such legal proceedings as the Board of Directors may determine.

ARTICLE XV

The Corporation expressly elects to be governed by Section 203 of the DGCL.

APPENDIX D

CHARTER OF THE AUDIT COMMITTEE OF SMTC

General Purpose

The Audit Committee (“Committee”) shall provide assistance to the Board of Directors of the Corporation in fulfilling their responsibility to stockholders, potential stockholders and the investment community in monitoring (a) the accounting and reporting practices of the Corporation, (b) the systems of internal accounting and financial controls, (c) the Corporation’s compliance with legal and regulatory requirements related to financial reporting, (d) the qualifications and independence of the Corporation’s independent auditor, (e) the performance of the Corporation’s independent auditor and (f) the quality and integrity of the financial reports of the Corporation.

1.	Major Committee Responsibilities.

1.1.
Providing an open avenue of communication between the independent auditor, Finance management, and the Board of Directors; reporting Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

1.2.	Having sole authority to appoint, approve the compensation of, evaluate and provide oversight of the independent auditor, subject only to stockholder ratification of the appointment.

1.3.
Pre-approving, by the Committee’s defined process, all audit and non-audit services provided by the independent auditor, confirming annually the independence of the independent auditor, reviewing quarterly the independent auditor’s non-audit services and related fees, and not engaging the independent auditors to perform specific non-audit services proscribed by law or regulation.

1.6.
Reviewing with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed independent auditor of the Corporation.

1.7.	Considering and reviewing with the independent auditor at least annually:

1.7.1	The adequacy of the Corporation’s internal controls including computerized information system controls and security.

1.8.	Reviewing with Finance management and the independent auditor at the completion of the annual audit:

1.8.1	The Corporation’s annual financial statements and related footnotes.

1.8.3	Any significant changes required in the independent auditor’s audit plan.

1.8.4	Any difficulties or disputes with management encountered during the course of the audit.

1.8.5	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

1.9.	Considering and reviewing with Finance management:

1.9.1	Significant findings during the year and management’s responses thereto.

1.9.2	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

1.9.3	Any changes required in planned scope of their audit plan.

1.10.
Overseeing the financial reporting process and reviewing the periodic reports of the Corporation including annual and quarterly reporting and press releases associated with such reports with Finance management and the independent auditor prior to filing of the reports with the Securities and Exchange Committee (“SEC”).

1.11.
Establishing procedures for the receipt, retention and treatment of comments and complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the anonymous submission by employees regarding questionable accounting matters.

1.12.	Participation by the Committee Chair in a meeting (in person or telephonic) among Finance management and the independent auditor prior to earnings release.

1.13.	Reviewing legal and regulatory matters that may have a material impact on the Corporation’s financial statements.

1.14.	In connection with each periodic report of the Corporation, reviewing:

1.14.1	Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

1.14.2	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

1.15.	Providing a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.

1.16.	Reviewing with Finance management any significant changes to Generally Accepted Accounting Principles (“GAAP”) and/or other applicable financial policies and standards.

1.17.
Reviewing with Finance management and the independent auditor at least annually the Corporation’s critical accounting policies and practices, and all alternative treatments of financial information within GAAP that have been discussed with management.

1.19.	Meeting with the independent auditor in executive session to discuss any matters that the Committee or the independent auditor believes should be discussed privately with the Committee.

1.21.	Meeting with Finance management in executive sessions to discuss any matters that the Committee or Finance management believes should be discussed privately with the Committee.

1.22.
Conducting or authorizing investigations into any matters within the Committee’s scope of responsibilities and in connection therewith, having full access to all books, records, facilities, and personnel of the Corporation, and retaining independent counsel, accountants or others to assist it in the conduct of any investigation.

1.25.	Performing such other functions as assigned by law, the Corporation’s Certificate of Incorporation or bylaws, or reasonably required by the Board of Directors.

1.26.	Reviewing the adequacy of this Charter and recommending any changes to the Board of Directors for approval.

1.27.	Review of the Code of conduct and any whistle blower complaints.

1.28.	Review the Representation letter of management to the independent auditors

2.           Committee Composition.

2.1.	Size of Committee. The Committee shall be composed of at least three Directors.

2.2.	Proportion of Independent Directors. All members of the Committee will be independent.

2.3.
Definition of Independence.  The definition of “independence” for members of the Committee shall be the same as the definition of “independence” for Directors as contained in the Board of Directors Charter, provided that in addition to such requirements, for a Committee member to be “independent,” the Committee member must also satisfy the independence standards for audit committee members specified by the Marketplace Rules of the Nasdaq Stock Market and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

2.4.
Term Limits.  Committee members will serve for a term of one year or the unexpired portion of the term of the Committee member who resigned or was removed if that unexpired portion is less than one year.  Committee membership will be reviewed and assigned based on the results of the annual Committee and Director evaluations.  The total amount of time an individual Director may serve on a Committee of the Company’s Board is limited to three Board membership terms.

3.           Selection of Committee Members.

3.1.
Selection Criteria.  In addition to the qualifications required of all Directors, the Committee collectively should have experience with or knowledge of accounting, auditing, business, and SEC requirements.  At least one member will be a “financial expert” as defined by applicable SEC rules.

3.2.
Commitment.  Committee members must be able to commit the requisite time for preparation and attendance at regularly scheduled Committee meetings, as well as be able to devote time and attention to other matters deemed necessary for good corporate governance.  Each Committee member is expected to become familiar with the Committee’s responsibilities.  Accordingly, each member should have: (a) knowledge of the primary industries in which the Corporation operates; (b) the ability to read and understand fundamental financial statements, including the balance sheet, income statement, statements of cash flow and key performance indicators; and (c) the ability to understand key business and financial risks and related controls and control processes.

3.3.	Independence. The independence (as defined in Section 2.3) of each individual considered for membership on the Committee shall be taken into account in order to satisfy Section 2.2.

3.4.
Appointment; Removal.  All members of the Committee shall be appointed by the Board of Directors. The Committee Chair will be appointed by the Board of Directors. Any Committee member may be removed by action of the Board of Directors at any time for any reason.

3.5.
Resignations.  Any member of the Committee may resign as a Committee member at any time.  It is expected that the resigning member will resign in writing and will give appropriate notice to the Committee Chair of his or her intention to resign.

4.           Compensation.

4.1.	Compensation. The compensation for service on the Committee shall be determined by the Board of Directors.

4.2.
Expense Reimbursement. Committee members will be reimbursed for all reasonable expenses incurred while attending Committee meetings, training of the Committee or otherwise at the request of the Board of Directors.

5.           Committee Meeting Procedures.

5.1.	Frequency and Length of Meetings. The Committee will meet at least once each quarter. The length of the meetings will be determined by the agenda.

5.2.	Setting Agendas. The Committee Chair will establish the agenda for each Committee meeting. Any Committee member may suggest the addition of other items on the agenda.

5.3.	Attendance Expectations. All Committee members are expected to attend all the meetings of the Committee.

5.4.
Advanced Distribution of Committee Materials.  Information that is important to the Committee’s understanding of the specific matters to be discussed at the Committee meeting should be distributed by the Committee Chair or management in writing to the Committee at least 48 hours the Committee meeting.  This material should be concise, well-organized and supported by any background data necessary to place the information in context.  Presentations on specific subjects to the Committee should be sent to Committee members in writing in advance so that Committee meeting time may be conserved and discussion time may be focused on questions that the Committee has about the material.  For highly sensitive matters, the content may be discussed at the meeting without any prior written materials.

5.5.
Attendance by Non-Members.  The Committee may, from time to time, invite other members of the Board of Directors, senior management or other employees of the Corporation into Committee meetings to provide additional insight into the matters being discussed because of personal involvement in or knowledge about these matters.

5.6.	Quorum. At all Committee meetings, a majority of the total number of the Committee’s members shall constitute a quorum for the transaction of business.

5.7.
Minutes.  The Committee Chair will designate someone to record the minutes of each Committee meeting.   All minutes shall be filed with the Corporation’s records and maintained in the same manner as the minutes of the meetings of the Board of Directors.

6.           Committee Action Without a Meeting.

6.1.	Written Consent. The Committee may take any action by unanimous written consent that the Committee might take at a meeting.

6.2.
Filing of Written Consent.  Any written consent of the Committee pursuant to Section 6.1 shall be filed with the Corporation’s records and maintained in the same manner as the minutes of the meetings of the Board of Directors.

7.           Committee Performance.

7.1.	Assessment of Committee Effectiveness. The Governance and Nominating Committee will provide an annual assessment to the Board of Directors of each Committee’s performance.

8.           Committee Relationships.

8.1.	Interaction with Management. The Committee will have complete access to the Corporation’s management to discuss matters or requests information relating to the Committee’s responsibilities.

8.2.
Access to Independent Auditors and Outside Legal Counsel.   The Committee will have full access to the designated outside counsel, outside auditors or to any other consultants deemed beneficial by the Committee.

9.           Leadership Development.

9.1
Committee Development.  In addition to training received as a member of the Board of Directors, selected members of the Committee may receive targeted training.  The Chair of the Board of Directors will approve all training.

10.           Amendments to Charter.

10.1.        Amendments.  This Charter may be amended or repealed by action of the Board of Directors at any time.